UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09447

Jacob Funds Inc.
(Exact name of registrant as specified in charter)

C/O Jacob Asset Management of New York LLC
727 2nd Street #106
Hermosa Beach, CA 90254
(Address of principal executive offices) (Zip code)

Ryan Jacob
C/O Jacob Asset Management of New York LLC
727 2nd Street #106
Hermosa Beach, CA 90254
(Name and address of agent for service)

(424) 237-2164

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: February 29, 2024

Item 1. Reports to Stockholders.

(a)

Jacob Internet Fund
Jacob Small Cap Growth Fund
Jacob Discovery Fund
Jacob Forward ETF

Semi-Annual Report
February 29, 2024

The Jacob Internet Fund, Jacob Small Cap Growth Fund and
Jacob Discovery Fund are mutual funds with the primary investment objective of long-term growth of capital. The Jacob Forward ETF is an exchange traded fund with the primary investment objective of long-term growth of capital.

The Jacob Internet Fund has current income as a secondary objective.

Investment Adviser
Jacob Asset Management of New York LLC

TABLE OF CONTENTS

Letter From the Manager	1
Industry Breakdowns	5
Schedules of Investments	9
Statements of Assets and Liabilities	20
Statements of Operations	22
Statements of Changes in Net Assets	24
Financial Highlights	28
Notes to the Financial Statements	34
Additional Information on Fund Expenses	52
Additional Information	55

JACOB FUNDS INC.
LETTER FROM THE MANAGER (Unaudited)

Dear Fellow Investors,

The latest fiscal period began with a steep decline in most equity averages as investors became increasingly concerned about the economy, while an inflation-vigilant Federal Reserve (“Fed”) maintained its restrictive rate posture. By the end of October, the Fed acknowledged publicly that its next move on interest rates would likely be a reduction, likely starting sometime in 2024. This acknowledgement sparked a strong relief rally in markets to end the year, and after a brief pause in January, they have resumed climbing at a modest pace. This recent resilience – in the markets and in the broader economy – has been especially impressive because interest rates have risen across the yield curve and the timeline for future rate cuts has been pushed back. It appears more likely now that we will eventually settle at rate levels that are higher than we’ve been accustomed to for quite some time. However, even with these higher rates, we still believe that healthy economic conditions are likely in the cards for at least the next 6-12 months, and will be most beneficial to the smaller, higher growth companies that we favor. As for the Funds, our decision to push even more aggressively into some of our smaller cap holdings was a key reason for the significant outperformance of most of our funds during the fiscal period.

Jacob Internet Fund

The Jacob Internet Fund was up 22.33% for the fiscal period ended February 29, 2024, while the NASDAQ Composite Index rose 15.09%. After a difficult start, the Fund benefitted from a broad rally across the technology sector and specifically from a handful of smaller companies that rebounded strongly through the period.

The stock that most epitomized this strength was Porch Group, Inc., which was up over 295% in the period. Porch Group, Inc. had previously been struggling with adverse weather events in its insurance business and a continued weak housing market for its various transaction-based software businesses. We had become more comfortable with the company’s financial situation and improved nearer-term bottom line, thanks to its plan to exit unprofitable insurance markets while passing through necessary premium increases to customers in other areas of the country. OptimizeRx Corp., up over 85% in the period, also had some earlier stumbles stemming mostly from a weak ad spending environment for pharmaceutical companies, but eventually showed that these issues were mostly transitory. More recently, the company made a major acquisition that should help them achieve the greater scale necessary to drive higher margins and future profits. The next two most impactful holdings in the fiscal period were Cloudflare, Inc. and DraftKings, Inc., each up over 51% and 46% respectively. Even with a more tempered corporate spending environment, Cloudflare, Inc. has continued to execute and impressively grow its content and security edge network services. DraftKings, Inc., meanwhile, has demonstrated impressive leverage in its financial model, which has proved even more compelling than even our most optimistic original expectations, thanks to a booming legalized sports betting market and the early stages of potential expansion in broader iGaming. Finally, the Fund benefitted from the acquisitions of a few smaller holdings in the period, Transphorm, Inc. and Rover Group, Inc., each up over 78% and 60%, respectively.

Thankfully, many of the worst-performing holdings in the period were relatively small positions and had limited impact on the Fund’s performance. Digital Turbine, Inc., down over 64% in the period, continues to struggle with the weak ad market and its own challenges integrating past acquired assets. We are still hopeful that its Single Tap initiative will start to contribute meaningfully to its financial results, while the company also stands to benefit from a more favorable regulatory environment for alternative, non-Apple/Google app stores. WM Technology, Inc. has had to deal with its own industry troubles as the cannabis market is still far from settled from both a financial and legal standpoint. Down over 40% in the period, we will likely need to see more clarity on the issue of federal declassification and an easing in other impediments for the cannabis market to show a more viable economic path. Finally, the largest negative impact on the Fund in the period was the decline in Inspired Entertainment, Inc., down over 24%. This was mainly the result of an accounting review that has subsequently been closed with only minor adjustments required to its past financial results. Now that this inquiry appears to be behind them, we expect Inspired Entertainment, Inc.’s upcoming reports to better reflect the strength of its online and offline gaming assets and show the kind of strong operating results this long-tenured management team has produced in previous years.

JACOB FUNDS INC.
LETTER FROM THE MANAGER (Unaudited) (Continued)

Jacob Small Cap Growth Fund

The Jacob Small Cap Growth Fund was up 17.60% through February 29, 2024, while the Russell 2000 Growth Index rose 10.21%. As we outlined earlier, the biggest contribution to our outperformance in the period was the broad rally across technology and smaller stocks, especially in the healthcare sector.

Aside from our technology positions in Porch Group, Inc. and OptimizeRx Corp., Codexis, Inc. was our best-performing healthcare name in the period, up over 167%. Although we were considering exiting this position after a management change and the refocusing of its business to RNAi enzyme development, we have been impressed so far with the signing of new partners and hiring of key thought leaders and have decided to hold on to our position to see if more progress is forthcoming. The next two strongest performers in the period were both gene editing companies, Beam Therapeutics, Inc. and CRISPR Therapeutics AG, up over 70% and 68%. This outperformance was widespread among many of the gene editing players after CRISPR Therapeutics AG became the first to achieve FDA approval using the increasingly popular CRISPR-Cas9 technology with its sickle cell treatment, giving more confidence to investors that approval for other indications using is more likely.

The two worst-performing holdings were also Digital Turbine, Inc. and WM Technology, Inc., with Thunderbird Entertainment Group, Inc. close behind, down over 40% in the period. A recent strategic evaluation ended without the sale of the Thunderbird Entertainment Group, Inc. studios that we expected. Also, the content creation business is still challenged by major media companies reducing the number and scale of projects for their traditional and streaming platforms. The last two underperformers in the period, Tela Bio, Inc. and Harrow, Inc., were down more than 30% and 28% in the period. Both companies had salesforce-related hiccups last quarter that have been mostly resolved, and we remain confident that they will be able to gain market share and grow their revenues significantly this year.

Jacob Discovery Fund

The Jacob Discovery Fund was up 6.22% for the fiscal period ended February 29, 2024, while the Russell Microcap Growth Index was up 12.52%. The reasons for our underperformance aren’t entirely clear, although the fund was positioned a bit more cautiously, holding slightly higher levels of cash than our other funds, which dragged down the Fund’s performance on a relative basis.

The Fund did hold larger positions in some of the period’s worst performers – Thunderbird Entertainment Group, Inc., for instance, down 40% and discussed earlier in this letter, was one of our top positions coming into the fiscal period. The lack of a Thunderbird Entertainment Group, Inc. sale was a disappointment to be sure; but we remain confident in the company, its growing array of attractive assets, its talented teams of content creators and its experienced, competent management team.

Other large positions of the Fund that struggled during the period included other names already discussed Harrow, Inc. , Tela Bio, Inc., as well as Hudson Global, Inc., which was down 33% for the period as the company’s major sources of revenue for its recruitment services – tech and healthcare – went through a rather intense period of employment contraction during the past year. We believe Hudson Global, Inc.’s market position remains strong and its valuation too low, especially considering the likely slightly improved prospects for both of those industries in 2024.

Our worst performer in the period wasn’t a huge holding of the Fund but might have been the most disappointing for us. We have long owned shares in CytoSorbents Corp. and believed that its blood filtering technology saved lives and had a bright future, especially given what we thought was a strong likelihood of success in a U.S. clinical trial focused on helping heart surgery patients achieve better outcomes. Unfortunately, the results were underwhelming, and we sold the rest of our stock in CytoSorbents Corp., which was down 57% in the period, believing the lackluster trial outcome will not only make it tough for the company to achieve FDA approval of its treatment, but also potentially harm its sales outside of the U.S., where it currently generates almost all its revenue.

Despite the missteps, we had plenty of successes which led to the Fund’s positive overall return. Most of the strongest performers we have discussed already in this letter: Porch Group, Inc., up 295%; Codexis, Inc., up 167%; and OptimizeRx Corp., one of our largest holdings and up 86%. In addition to those names, we had more than a half-dozen other positions up more than 50% in the period, such as Repositrak, Inc., which continues to take advantage of an upcoming federal regulation that will require grocers and

JACOB FUNDS INC.
LETTER FROM THE MANAGER (Unaudited) (Continued)

supermarkets to keep close track of the perishable items they sell, forcing them to use software and services such as the ones the company offers. Celcuity, Inc. is another long-term holding that continues to impress: It is now well along its important Phase 3 breast cancer trial for its pan-PI3K/mTOR inhibitor that has seen some tremendous success at extending patients’ lives in earlier trials.

Jacob Forward ETF

The Jacob Forward ETF was up 28.32% for the fiscal period ended February 29, 2024, while the S&P 500 Index rose 13.93%. The Fund outperformed its benchmark mainly from its smaller and more aggressive growth profile that led in the period.

As the Jacob Forward ETF combines and incorporates many of the same top holdings as our other three strategies, the best- and worst-performing positions were very similar to the abovementioned holdings. Porch Group, Inc., Codexis, Inc. and OptimizeRx Corp. had the biggest gains in the period, up 295%, 167% and 85%, respectively. Digital Turbine, Inc., Harrow, Inc. and Inspired Entertainment, Inc. were the worst performers in the period, down 64%, 28% and 24% respectively. Please refer to above for additional commentary on each.

In terms of looking ahead, we remain on the lookout for high-quality, high-growth names that have been beaten down and/or ignored by a market seemingly only interested in the safest and largest of companies. We are heartened over this last period as we are finally starting to see signs of a broadening of interest in small caps that has been virtually non-existent for several years. We continue to see many opportunities to invest in attractive, early-stage companies with bright futures, trading at extremely reasonable valuations. As always, we believe that staying true to our investment philosophy and process is still key to obtaining the best possible long-term performance for our shareholders. Thank you again for your continued confidence and trust.

Ryan Jacob
Chairman and Chief Investment Officer
Portfolio Manager

Frank Alexander
Portfolio Manager

Darren Chervitz
Portfolio Manager

Past performance is not a guarantee of future results.

Performance data reflects fee waivers, as applicable, and in the absence of these waivers performance would be reduced.

Diversification does not assure a profit or protect against a loss in a declining market.

Must be accompanied or preceded by a prospectus.

The opinions expressed above are those of the portfolio manager and are subject to change at any time. Forecasts cannot be guaranteed and should not be considered investment advice.

Mutual fund investing involves risk; loss of principal is possible. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. There are more specific risks inherent in investing in the internet area, particularly with respect to smaller capitalized companies and the high volatility of internet stocks. The Funds can invest in small-and mid-cap securities which involve additional risks such as limited liquidity and greater volatility. Investments in micro capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources. Micro cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks at an optimal time or price. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities.

JACOB FUNDS INC.
LETTER FROM THE MANAGER (Unaudited) (Continued)

Fund holdings are subject to change and should not be construed as a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Please refer to the schedules of investments for complete Fund holdings information.

The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes Russell Microcap companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Microcap Growth Index is constructed to provide a comprehensive and unbiased barometer for the microcap growth segment of the market. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Funds are distributed by Quasar Distributors, LLC.

JACOB INTERNET FUND
INDUSTRY BREAKDOWN AS OF FEBRUARY 29, 2024
(as a percentage of total investments)
(Unaudited)

JACOB SMALL CAP GROWTH FUND
INDUSTRY BREAKDOWN AS OF FEBRUARY 29, 2024
(as a percentage of total investments)
(Unaudited)

JACOB DISCOVERY FUND
INDUSTRY BREAKDOWN AS OF FEBRUARY 29, 2024
(as a percentage of total investments)
(Unaudited)

JACOB FORWARD ETF
INDUSTRY BREAKDOWN AS OF FEBRUARY 29, 2024
(as a percentage of total investments)
(Unaudited)

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS(+)
February 29, 2024 (Unaudited)

COMMON STOCKS—99.4%	Shares	Value
Auto Dealers & Gasoline Stations—3.3%
Autohome, Inc.—ADR	50,600	$1,315,094
TrueCar, Inc.(a)	144,000	501,120
		1,816,214
Business Services—11.5%
comScore, Inc.(a)	79,750	1,573,467
Digital Turbine, Inc.(a)	254,246	805,960
OptimizeRx Corp.(a)	229,275	3,629,423
Zhihu, Inc.—ADR(a)	501,000	400,299
		6,409,149
Calculating & Accounting Machines (No Electronic Computers)—4.4%
Cantaloupe, Inc.(a)	377,200	2,451,800
Communications Equipment—3.7%
Powerfleet, Inc.(a)(b)	648,918	2,057,070
Computer Communications Equipment—2.2%
Lantronix, Inc.(a)	295,600	1,197,180
Computer Peripheral Equipment—5.1%
Identiv, Inc.(a)	326,726	2,809,844
Computer Processing & Data Preparation—11.0%
Doximity, Inc.—Class A(a)	94,700	2,673,381
HUYA, Inc.—ADR(a)	300,000	1,050,000
Nextdoor Holdings, Inc.(a)	1,087,000	2,380,530
		6,103,911
Computer Programming Services—4.6%
HashiCorp, Inc.—Class A(a)	62,500	1,629,375
Twilio, Inc.—Class A(a)	15,100	899,809
		2,529,184
Computer Programming, Data Processing, Etc.—13.2%
Braze, Inc.—Class A(a)	12,400	705,560
Cloudflare, Inc.—Class A(a)	25,100	2,473,354
Confluent, Inc.—Class A(a)	49,300	1,669,791
MongoDB, Inc.(a)	5,527	2,473,775
		7,322,480
Finance Services—6.5%
Block, Inc.(a)	33,000	2,622,510
SoFi Technologies, Inc.(a)	106,800	959,064
		3,581,574

The accompanying notes are an integral part of these financial statements.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
February 29, 2024 (Unaudited)

COMMON STOCKS—(Continued)	Shares	Value
Miscellaneous Amusement & Recreation—11.1%
DraftKings, Inc. (a)	75,400	$3,266,328
Inspired Entertainment, Inc.(a)	290,043	2,871,426
		6,137,754
Patent Owners & Lessors—3.4%
Immersion Corp.	279,011	1,883,324
Personal Services—5.8%
Hello Group, Inc.—ADR	157,400	1,037,266
WM Technology, Inc.(a)	978,538	880,978
Yelp, Inc.(a)	33,700	1,295,428
		3,213,672
Real Estate—10.8%
Leju Holdings Ltd.—ADR(a)	33,903	45,091
Porch Group, Inc.(a)	1,218,900	4,071,126
Zillow Group, Inc.—Class C(a)	32,875	1,845,931
		5,962,148
Semiconductors & Related Devices—2.8%
Atomera, Inc.(a)(b)	154,600	973,980
Impinj, Inc.(a)	5,200	567,944
		1,541,924
TOTAL COMMON STOCKS (Cost $48,023,199)		55,017,228

COLLATERAL FOR SECURITIES ON LOAN—5.1%
First American Government Obligations Fund—Class X, 5.23%(c)	2,841,678	2,841,678
TOTAL COLLATERAL FOR SECURITIES ON LOAN (Cost $2,841,678)		2,841,678
TOTAL INVESTMENTS—104.5% (Cost $50,864,877)		57,858,906
Liabilities in Excess of Other Assets—(4.5)%		(2,469,739)
TOTAL NET ASSETS—100.0%		$55,389,167

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of February 29, 2024. The total market value of these securities was $2,802,929 which represented 5.1% of net assets.
(c)	The rate shown represents the 7-day effective yield as of February 29, 2024.

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+)
February 29, 2024 (Unaudited)

COMMON STOCKS—99.7%	Shares	Value
Auto Dealers & Gasoline Stations—2.1%
Autohome, Inc.—ADR	6,500	$168,935
Biological Products (No Diagnostic Substances)—7.0%
Beam Therapeutics, Inc.(a)	1,500	59,235
CRISPR Therapeutics AG(a)	800	67,376
Krystal Biotech, Inc.(a)	1,422	226,766
Precision BioSciences, Inc.(a)	11,557	213,805
		567,182
Business Services—8.0%
Digital Turbine, Inc.(a)	32,447	102,857
OptimizeRx Corp.(a)	31,135	492,867
Zhihu, Inc.—ADR(a)	64,000	51,136
		646,860
Calculating & Accounting Machines (No Electronic Computers)—4.1%
Cantaloupe, Inc.(a)	51,569	335,198
Computer Peripheral Equipment—4.7%
Identiv, Inc.(a)	43,800	376,680
Computer Processing & Data Preparation—11.0%
DouYu International Holdings Ltd.—ADR(a)	120,000	90,288
Doximity, Inc.—Class A(a)	12,200	344,406
HUYA, Inc.—ADR(a)	38,800	135,800
Nextdoor Holdings, Inc.(a)	144,500	316,455
		886,949
Computer Programming Services—4.1%
HashiCorp, Inc.—Class A(a)	8,000	208,560
Twilio, Inc.—Class A(a)	2,100	125,139
		333,699
Computer Programming, Data Processing, Etc.—3.7%
Braze, Inc.—Class A(a)	1,500	85,350
Confluent, Inc.—Class A(a)	6,300	213,381
		298,731
Finance Services—1.6%
SoFi Technologies, Inc.(a)(b)	14,200	127,516
Industrial Organic Chemicals—1.2%
Codexis, Inc.(a)	20,146	93,679
Medical Laboratories—3.2%
CareDx, Inc.(a)	24,317	258,733

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
February 29, 2024 (Unaudited)

COMMON STOCKS—(Continued)	Shares	Value
Miscellaneous Amusement & Recreation—4.8%
Inspired Entertainment, Inc.(a)	39,592	$391,961
Motion Picture & Video Tape Production—3.6%
Thunderbird Entertainment Group, Inc.(a)	220,000	290,400
Patent Owners & Lessors—3.0%
Immersion Corp.	36,491	246,314
Personal Services—3.1%
Hello Group, Inc.—ADR	19,300	127,187
WM Technology, Inc.(a)	132,579	119,361
		246,548
Pharmaceutical Preparations—14.8%
Apellis Pharmaceuticals, Inc.(a)	100	6,197
Arcturus Therapeutics Holdings, Inc.(a)	1,380	53,489
Esperion Therapeutics, Inc.(a)(b)	109,000	273,590
Harrow, Inc.(a)	24,314	263,199
Heron Therapeutics, Inc.(a)(b)	143,497	381,702
Ideaya Biosciences, Inc.(a)	2,899	129,585
Schrodinger, Inc.(a)	3,400	86,564
		1,194,326
Real Estate—9.9%
Porch Group, Inc.(a)	167,989	561,083
Zillow Group, Inc.—Class C(a)	4,300	241,445
		802,528
Semiconductors & Related Devices—0.9%
Impinj, Inc.(a)	664	72,522
Surgical & Medical Instruments & Apparatus—8.9%
Alphatec Holdings, Inc.(a)	26,863	360,770
Tela Bio, Inc.(a)	53,200	359,632
		720,402
TOTAL COMMON STOCKS (Cost $7,132,703)		8,059,163

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
February 29, 2024 (Unaudited)

COLLATERAL FOR SECURITIES ON LOAN—8.9%	Shares	Value
First American Government Obligations Fund—Class X, 5.23%(c)	720,203	$720,203
TOTAL COLLATERAL FOR SECURITIES ON LOAN (Cost $720,203)		720,203
TOTAL INVESTMENTS—108.6% (Cost $7,852,906)		8,779,366
Liabilities in Excess of Other Assets—(8.6)%		(697,880)
TOTAL NET ASSETS—100.0%		$8,081,486

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of February 29, 2024. The total market value of these securities was $654,772 which represented 8.1% of net assets.
(c)	The rate shown represents the 7-day effective yield as of February 29, 2024.

The accompanying notes are an integral part of these financial statements.

JACOB DISCOVERY FUND
SCHEDULE OF INVESTMENTS(+)
February 29, 2024 (Unaudited)

COMMON STOCKS—97.7%	Shares	Value
Advertising—1.3%
IZEA Worldwide, Inc.(a)	124,650	$249,300
Auto Dealers & Gasoline Stations—1.2%
TrueCar, Inc.(a)	65,000	226,200
Biological Products (No Diagnostic Substances)—2.0%
Krystal Biotech, Inc.(a)	710	113,224
Precision BioSciences, Inc.(a)	13,589	251,396
		364,620
Business Services—10.8%
comScore, Inc.(a)	38,305	755,757
OptimizeRx Corp.(a)	67,654	1,070,962
Zhihu, Inc.—ADR(a)	220,000	175,780
		2,002,499
Calculating & Accounting Machines (No Electronic Computers)—4.5%
Cantaloupe, Inc.(a)	128,325	834,113
Communications Equipment—4.5%
Powerfleet, Inc.(a)(b)	263,121	834,094
Computer Communications Equipment—1.5%
Lantronix, Inc.(a)	66,679	270,050
Computer Peripheral Equipment—4.8%
Identiv, Inc.(a)	104,555	899,173
Computer Processing & Data Preparation—9.3%
DouYu International Holdings Ltd.—ADR(a)	260,000	195,624
HUYA, Inc.—ADR(a)	65,000	227,500
Nextdoor Holdings, Inc.(a)	120,000	262,800
Park City Group, Inc.(b)	68,512	1,029,735
		1,715,659
Functions Related to Depository Banking—3.5%
Usio, Inc.(a)	369,100	649,616
Gold and Silver Ores—2.5%
Solitario Zinc Corp.(a)	884,300	468,679
Help Supply Services—4.1%
Hudson Global, Inc.(a)	54,454	769,980
Industrial Organic Chemicals—1.6%
Codexis, Inc.(a)	64,875	301,669

The accompanying notes are an integral part of these financial statements.

JACOB DISCOVERY FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
February 29, 2024 (Unaudited)

COMMON STOCKS—(Continued)	Shares	Value
Medical Laboratories—4.8%
CareDx, Inc.(a)	20,000	$212,800
Celcuity, Inc.(a)	43,209	672,332
		885,132
Metal Mining—1.8%
Western Copper & Gold Corp.(a)(b)	263,950	337,856
Mining & Quarrying of Nonmetallic Mineral (No Fuels)—1.5%
Azimut Exploration, Inc.(a)	463,480	274,148
Miscellaneous Amusement & Recreation—4.5%
Inspired Entertainment, Inc.(a)	84,336	834,926
Motion Picture & Video Tape Production—4.4%
Thunderbird Entertainment Group, Inc.(a)	625,135	825,179
Patent Owners & Lessors—2.7%
Immersion Corp.	75,182	507,479
Personal Services—1.6%
WM Technology, Inc.(a)	336,788	303,210
Pharmaceutical Preparations—11.2%
Arcturus Therapeutics Holdings, Inc.(a)	4,870	188,761
Cannabist Co. Holdings, Inc.(a)	147,500	53,100
DiaMedica Therapeutics, Inc.(a)	140,730	422,190
Esperion Therapeutics, Inc.(a)(b)	135,000	338,850
Harrow, Inc.(a)	36,206	391,930
Heron Therapeutics, Inc.(a)(b)	94,960	252,594
Ideaya Biosciences, Inc.(a)	6,985	312,230
NeuBase Therapeutics, Inc.(a)	15,655	13,463
SCYNEXIS, Inc.(a)	65,000	105,300
		2,078,418
Real Estate—1.2%
Porch Group, Inc.(a)	68,550	228,957
Semiconductors & Related Devices—3.2%
Atomera, Inc.(a)(b)	63,800	401,940
Impinj, Inc.(a)	460	50,241
Transphorm, Inc.(a)	31,174	149,947
		602,128
State Commercial Banks—1.5%
BM Technologies, Inc.(a)	160,000	281,600

The accompanying notes are an integral part of these financial statements.

JACOB DISCOVERY FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
February 29, 2024 (Unaudited)

COMMON STOCKS—(Continued)	Shares	Value
Surgical & Medical Instruments & Apparatus—7.7%
Alphatec Holdings, Inc.(a)	35,200	$472,736
Tela Bio, Inc.(a)	139,775	944,879
		1,417,615
TOTAL COMMON STOCKS (Cost $24,609,380)		18,162,300

PREFERRED STOCKS—0.1%
Advertising Agencies—0.1%
SRAX, Inc., 0.00%(c)	368,541	10,577
TOTAL PREFERRED STOCKS (Cost $18,017)		10,577

MONEY MARKET FUNDS—2.5%
First American Government Obligations Fund—Class X, 5.23%(d)	456,872	456,872
TOTAL MONEY MARKET FUNDS (Cost $456,872)		456,872

COLLATERAL FOR SECURITIES ON LOAN—11.6%
First American Government Obligations Fund—Class X, 5.23%(d)	2,162,055	2,162,055
TOTAL COLLATERAL FOR SECURITIES ON LOAN (Cost $2,162,055)		2,162,055
TOTAL INVESTMENTS—111.9% (Cost $27,246,324)		20,791,804
Liabilities in Excess of Other Assets—(11.9)%		(2,210,338)
TOTAL NET ASSETS—100.0%		$18,581,466

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of February 29, 2024. The total market value of these securities was $2,045,264 which represented 11.0% of net assets.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $10,577 or 0.1% of net assets as of February 29, 2024.

(d)	The rate shown represents the 7-day effective yield as of February 29, 2024.

The accompanying notes are an integral part of these financial statements.

JACOB FORWARD ETF
SCHEDULE OF INVESTMENTS(+)
February 29, 2024 (Unaudited)

COMMON STOCKS—100.0%	Shares	Value
Auto Dealers & Gasoline Stations—1.9%
Autohome, Inc.—ADR	2,407	$62,557
Biological Products (No Diagnostic Substances)—4.8%
Beam Therapeutics, Inc.(a)	688	27,169
CRISPR Therapeutics AG(a)	403	33,941
Krystal Biotech, Inc.(a)	620	98,872
		159,982
Business Services—7.4%
Digital Turbine, Inc.(a)	11,981	37,980
OptimizeRx Corp.(a)	11,982	189,675
Zhihu, Inc.—ADR(a)	21,500	17,179
		244,834
Computer Peripheral Equipment—4.0%
Identiv, Inc.(a)	15,595	134,117
Computer Processing & Data Preparation—8.8%
Doximity, Inc.—Class A(a)	4,520	127,599
HUYA, Inc.—ADR(a)	14,016	49,056
Nextdoor Holdings, Inc.(a)	52,825	115,687
		292,342
Computer Programming Services—3.7%
HashiCorp, Inc.—Class A(a)	2,941	76,672
Twilio, Inc.—Class A(a)	780	46,480
		123,152
Computer Programming, Data Processing, Etc.—10.6%
Braze, Inc.—Class A(a)	514	29,247
Cloudflare, Inc.—Class A(a)	1,203	118,544
Confluent, Inc.—Class A(a)	2,403	81,390
MongoDB, Inc.(a)	268	119,950
		349,131
Finance Services—5.3%
Block, Inc.(a)	1,635	129,933
SoFi Technologies, Inc.(a)(b)	5,190	46,606
		176,539
Industrial Organic Chemicals—1.1%
Codexis, Inc.(a)	8,184	38,056
Medical Laboratories—3.3%
CareDx, Inc.(a)	10,401	110,667

The accompanying notes are an integral part of these financial statements.

JACOB FORWARD ETF
SCHEDULE OF INVESTMENTS(+) (Continued)
February 29, 2024 (Unaudited)

COMMON STOCKS—(Continued)	Shares	Value
Miscellaneous Amusement & Recreation—9.4%
DraftKings, Inc. (a)	3,800	$164,616
Inspired Entertainment, Inc.(a)	14,656	145,094
		309,710
Patent Owners & Lessors—2.9%
Immersion Corp.	14,000	94,500
Personal Services—1.3%
Hello Group, Inc.—ADR	6,650	43,824
Pharmaceutical Preparations—15.8%
Apellis Pharmaceuticals, Inc.(a)	68	4,214
Arcturus Therapeutics Holdings, Inc.(a)	646	25,039
Esperion Therapeutics, Inc.(a)(b)	47,012	117,999
Harrow, Inc.(a)	10,188	110,285
Heron Therapeutics, Inc.(a)(b)	63,624	169,239
Ideaya Biosciences, Inc.(a)	1,241	55,473
Schrodinger, Inc.(a)	1,510	38,445
		520,694
Real Estate—9.4%
Porch Group, Inc.(a)	66,148	220,934
Zillow Group, Inc.—Class C(a)	1,594	89,503
		310,437
Semiconductors & Related Devices—0.8%
Impinj, Inc.(a)	230	25,121
Surgical & Medical Instruments & Apparatus—9.5%
Alphatec Holdings, Inc.(a)	11,687	156,957
Tela Bio, Inc.(a)	23,020	155,615
		312,572
TOTAL COMMON STOCKS (Cost $3,574,161)		3,308,235

The accompanying notes are an integral part of these financial statements.

JACOB FORWARD ETF
SCHEDULE OF INVESTMENTS(+) (Continued)
February 29, 2024 (Unaudited)

MONEY MARKET FUNDS—0.1%	Shares	Value
First American Government Obligations Fund—Class X, 5.23%(c)	3,621	$3,621
TOTAL MONEY MARKET FUNDS (Cost $3,621)		3,621

COLLATERAL FOR SECURITIES ON LOAN—7.7%
First American Government Obligations Fund—Class X, 5.23%(c)	256,437	256,437
TOTAL COLLATERAL FOR SECURITIES ON LOAN (Cost $256,437)		256,437
TOTAL INVESTMENTS—107.8% (Cost $3,834,219)		3,568,293
Liabilities in Excess of Other Assets—(7.8)%		(256,762)
TOTAL NET ASSETS—100.0%		$3,311,531

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of February 29, 2024. The total market value of these securities was $232,300 which represented 7.0% of net assets.
(c)	The rate shown represents the 7-day effective yield as of February 29, 2024.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF ASSETS AND LIABILITIES
February 29, 2024 (Unaudited)

			Jacob
	Jacob		Small Cap		Jacob
	Internet Fund		Growth Fund		Discovery Fund
Assets:
Investments, at value (cost $50,864,877, $7,852,906 and $27,246,324, respectively)	$57,858,906	*	$8,779,366	*	$20,791,804	*
Receivable for capital shares sold	6,271		250		208
Receivable for investments sold	667,058		72,465		116,080
Receivable for securities lending	4,201		232		2,884
Dividend and interest receivable	49,626		6,385		725
Prepaid expenses and other assets	19,193		20,452		24,518
Total Assets	58,605,255		8,879,150		20,936,219

Liabilities:
Collateral on securities loaned	2,841,678		720,203		2,162,055
Payable for securities purchased	89,572		—		22,192
Payable for capital shares repurchased	69,935		—		105,466
Payable for investment adviser fees	53,399		—		9,413
Payable to custodian	60,419		41,733		—
Payable for distribution and shareholder servicing expenses-Investor Class (see Note 7)	10,680		668		1,961
Accrued accounting fees	5,817		5,814		5,840
Accrued administration fees	6,768		5,660		8,849
Accrued audit fees	7,687		7,687		7,687
Accrued directors fees	16,614		2,210		6,134
Accrued legal fees	27,187		3,827		11,193
Accrued transfer agent fees	19,275		9,436		10,214
Accrued expenses and other liabilities	7,057		426		3,749
Total Liabilities	3,216,088		797,664		2,354,753
Net Assets	$55,389,167		$8,081,486		$18,581,466

Net Assets Consist Of:
Capital stock	$59,689,872		$9,481,380		$47,736,591
Total accumulated losses	(4,300,705)		(1,399,894)		(29,155,125)
Total Net Assets	$55,389,167		$8,081,486		$18,581,466

Institutional Class
Net Assets	$—		$4,537,054		$8,865,601
Shares outstanding(1)	—		230,550		361,311
Net asset value, redemption price and offering price per share(2)	$—	(3)	$19.68		$24.54

Investor Class
Net Assets	$55,389,167		$3,544,432		$9,715,865
Shares outstanding(1)	10,536,610		187,439		440,756
Net asset value, redemption price and offering price per share(2)	$5.26		$18.91		$22.04
_______________

*	Includes loaned securities with market value totaling $2,802,929, $654,772 and $2,045,264 for the Jacob Internet Fund, Jacob Small Cap Growth Fund and Jacob Discovery Fund, respectively.
(1)	20 billion shares of $0.001 par value authorized for the Trust.
(2)	Redemption of shares held less than 30 days may be charged a 2% redemption fee. See Note 3.
(3)	The Jacob Internet Fund Institutional Class shares liquidated on November 17, 2023.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
February 29, 2024 (Unaudited)

	Jacob
	Forward ETF
Assets:
Investments, at value (cost $3,834,219)	$3,568,293	*
Receivable for investments sold	38,399
Dividend and interest receivable	2,386
Receivable for Securities Lending	92
Total Assets	3,609,170

Liabilities:
Collateral on securities loaned	256,437
Payable for securities purchased	40,010
Payable for investment adviser fees	1,192
Total Liabilities	297,639
Commitments and contingencies (See Note 10)

Net Assets	$3,311,531

Net Assets Consist Of:
Capital stock	$6,697,685
Total accumulated losses	(3,386,154)
Total Net Assets	$3,311,531

Net Asset Value
Net Assets	$3,311,531
Shares outstanding(1)	300,000
Net asset value, redemption price and offering price per share(2)	$11.04
_______________

*	Includes loaned securities with market value totaling $232,300.
(1)	20 billion shares of $0.001 par value authorized for the Trust.
(2)	Redemption of shares may be charged for a redemption fee by the Fund. See Note 3.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF OPERATIONS
For the Six Months Ended February 29, 2024 (Unaudited)

		Jacob
	Jacob	Small Cap	Jacob
	Internet Fund	Growth Fund	Discovery Fund
Investment Income:
Dividend income	$74,455	$6,802	$5,157
Interest income	6,539	1,136	8,327
Securities lending income	21,023	524	19,593
Total Investment Income	102,017	8,462	33,077

Expenses:
Investment adviser fees	304,915	27,492	104,886
Distribution and shareholder servicing expenses – Investor Class (See Note 7)	85,373	5,113	18,187
Administration fees	40,626	25,885	32,741
Fund accounting fees	17,257	17,745	17,809
Transfer agent fees	60,680	23,252	30,271
Custody fees	3,775	3,567	3,637
Federal and state registration	16,073	15,947	16,748
Insurance expense	3,065	464	1,675
Audit fees	7,686	7,686	7,686
Legal fees	45,899	6,408	18,031
Printing and mailing of reports to shareholders	11,247	1,483	4,759
Directors’ fees	31,995	4,403	10,432
Miscellaneous expenses	2,887	930	2,478
Total Expenses	631,478	140,375	269,340
Expense Waiver (See Note 6)	—	(27,492)	(57,853)
Distribution and Shareholder Servicing Expense Waiver (See Note 7)	(24,392)	(1,461)	(5,196)
Net Expenses	607,086	111,422	206,291
Net Investment Loss	(505,069)	(102,960)	(173,214)

Realized and Unrealized Gain on Investments:
Net realized gain (loss) on:
Investments	1,481,291	501,895	(1,706,685)
Foreign Currency Transactions	—	(179)	(45)
Change in net unrealized appreciation (depreciation) on investments	9,228,408	776,449	2,789,650
Net realized and unrealized gain on investments	10,709,699	1,278,165	1,082,920
Net Increase in Net Assets Resulting from Operations	$10,204,630	$1,175,205	$909,706

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENT OF OPERATIONS (Continued)
For the Six Months Ended February 29, 2024 (Unaudited)

Jacob
Forward ETF
Investment Income:
Dividend income	$2,663
Interest income	58
Securities lending income	201
Total Investment Income	2,922

Expenses:
Investment adviser fees	10,009
Net Expenses	10,009
Net Investment Loss	(7,087)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	(410,457)
In-kind redemptions	34,502
Change in net unrealized appreciation (depreciation) on investments	1,053,135
Net realized and unrealized gain on investments	677,180
Net Increase in Net Assets Resulting from Operations	$670,093

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 29, 2024	Year Ended
	(Unaudited)	August 31, 2023
Operations:
Net investment loss	$(505,069)	$(1,090,923)
Net realized gain (loss) on investment transactions	1,481,291	(9,833,400)
Change in net unrealized appreciation (depreciation) on investments	9,228,408	3,978,901
Net increase (decrease) in net assets resulting from operations	10,204,630	(6,945,422)

Distributions to Shareholders:
Investor Class	—	—
Net decrease in net assets resulting from distributions paid	—	—

Capital Share Transactions: (Note 3)
Proceeds from shares sold	978,283	1,342,164
Cost of shares redeemed	(5,333,877)	(8,091,604)
Redemption fees	487	5,207
Net decrease in net assets resulting from capital share transactions	(4,355,107)	(6,744,233)

Net Increase (Decrease) in Net Assets	5,849,523	(13,689,655)
Net Assets:
Beginning of period/year	49,539,644	63,229,299
End of period/year	$55,389,167	$49,539,644

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 29, 2024	Year Ended
	(Unaudited)	August 31, 2023
Operations:
Net investment loss	$(102,960)	$(200,746)
Net realized gain (loss) on investment transactions:
Investments	501,895	(1,336,688)
Foreign currency transactions	(179)	—
Change in net unrealized appreciation (depreciation) on investments	776,449	1,249,457
Net increase (decrease) in net assets resulting from operations	1,175,205	(287,977)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	553,120	109,455
Cost of shares redeemed	(898,889)	(1,118,319)
Redemption fees	3,836	140
Net decrease in net assets resulting from capital share transactions	(341,933)	(1,008,724)

Net Increase (Decrease) in Net Assets	833,272	(1,296,701)
Net Assets:
Beginning of period/year	7,248,214	8,544,915
End of period/year	$8,081,486	$7,248,214

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB DISCOVERY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 29, 2024	Year Ended
	(Unaudited)	August 31, 2023
Operations:
Net investment loss	$(173,214)	$(523,247)
Net realized gain (loss) on:
Investments	(1,706,685)	(6,780,618)
Foreign currency transactions	(45)	34
Change in net unrealized appreciation (depreciation) on investments	2,789,650	5,310,117
Net increase (decrease) in net assets resulting from operations	909,706	(1,993,714)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	422,150	5,170,016
Cost of shares redeemed	(5,033,508)	(16,069,451)
Redemption fees	11	4,772
Net decrease in net assets resulting from capital share transactions	(4,611,347)	(10,894,663)

Net Decrease in Net Assets	(3,701,641)	(12,888,377)
Net Assets:
Beginning of period/year	22,283,107	35,171,484
End of period/year	$18,581,466	$22,283,107

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB FORWARD ETF
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 29, 2024	Year Ended
	(Unaudited)	August 31, 2023
Operations:
Net investment loss	$(7,087)	$(16,214)
Net realized gain (loss) on:
Investments	(410,457)	(1,721,895)
In-kind redemptions	34,502	77,369
Change in net unrealized appreciation (depreciation) on investments	1,053,135	1,401,376
Net increase (decrease) in net assets resulting from operations	670,093	(259,364)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	106,399	174,810
Cost of shares redeemed	(299,694)	(496,908)
Net decrease in net assets resulting from capital share transactions	(193,295)	(322,098)

Net Increase (Decrease) in Net Assets	476,798	(581,462)
Net Assets:
Beginning of period/year	2,834,733	3,416,195
End of period/year	$3,311,531	$2,834,733

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period/year presented.

	Six Months Ended		Year Ended August 31,
	February 29, 2024		2023	2022	2021	2020	2019
	(Unaudited)
Per Share Data:
Net asset value, beginning of period/year	$4.30		$4.84	$10.63	$7.18	$5.22	$5.40

Income (loss) from investment operations:
Net investment loss(1)	(0.05)		(0.09)	(0.16)	(0.19)	(0.12)	(0.10)
Net realized and unrealized gain (loss)
on investment transactions	1.01		(0.45)	(5.34)	4.81	2.65	0.29
Total from investment operations	0.96		(0.54)	(5.50)	4.62	2.53	0.19
Less distributions from net realized gains	—		—	(0.29)	(1.19)	(0.57)	(0.37)
Paid in capital from redemption fees(2)	0.00	(3)	0.00 (3)	0.00 (3)	0.02	0.00 (3)	0.00 (3)
Net asset value, end of period/year	$5.26		$4.30	$4.84	$10.63	$7.18	$5.22
Total return	22.33	%(4)	-11.16%	-53.13%	71.34%	55.45%	4.61%

Supplemental data and ratios:
Net assets, end of period/year (in thousands)	$55,389		$49,535	$63,096	$170,119	$69,126	$49,766
Ratio of Gross operating expenses
(prior to waivers) to average net assets	2.59	%(5)	2.54%	2.12%	2.03%	2.60%	2.42%
Ratio of net operating expenses
(after waivers) to average net assets(6)	2.49	%(5)	2.44%	2.02%	1.93%	2.50%	2.32%
Ratio of net investment loss
(prior to waivers) to average net assets	(2.17	)%(5)	(2.18)%	(2.11)%	(1.98)%	(2.52)%	(2.18)%
Ratio of net investment loss
(after waivers) to average net assets(6)	(2.07	)%(5)	(2.08)%	(2.01)%	(1.88)%	(2.42)%	(2.08)%
Portfolio turnover rate	23	%(4)	45%	42%	44%	52%	50%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period/year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the period/year.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)
For the period September 1, 2011 through January 5, 2025, the Adviser has contractually agreed to waive its advisory fee in an amount up to an annual rate of 0.10% of the Fund’s average daily net assets, to the extent that the Fund’s gross operating expense ratio exceeds 2.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses. The Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, under which the Fund may pay Plan related expenses up to 0.35% of average daily net assets on an annual basis. The Adviser has agreed to waive 0.10% of the 0.35% Plan fee.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period/year presented.

	Six Months Ended		Year Ended August 31,
	February 29, 2024		2023	2022	2021	2020	2019
	(Unaudited)
Per Share Data:
Net asset value, beginning of period/year	$16.71		$17.29	$43.52	$30.80	$23.91	$28.81

Income (loss) from investment operations:
Net investment loss(1)	(0.24)		(0.41)	(0.52)	(0.68)	(0.42)	(0.39)
Net realized and unrealized gain (loss)
on investment transactions	3.20		(0.17)	(20.09)	18.37	7.98	(4.26)
Total from investment operations	2.96		(0.58)	(20.61)	17.69	7.56	(4.65)
Less distributions from net realized gains	—		—	(5.62)	(5.02)	(0.67)	(0.25)
Paid in capital from redemption fees(2)	0.01		0.00 (3)	0.00 (3)	0.05	0.00 (3)	—
Net asset value, end of period/year	$19.68		$16.71	$17.29	$43.52	$30.80	$23.91
Total return	17.77	%(4)	-3.35%	-53.74%	62.04%	32.23%	-16.17%

Supplemental data and ratios:
Net assets, end of period/year (in thousands)	$4,537		$4,261	$5,057	$12,782	$12,799	$10,825
Ratio of gross operating expenses
(prior to waiver) to average net assets	3.94	%(5)	3.63%	2.46%	1.84%	2.56%	2.22%
Ratio of net operating expenses
(after waiver) to average net assets(6)	3.14	%(5)	2.83%	1.95%	1.74%	1.95%	1.95%
Ratio of net investment loss
(prior to waiver) to average net assets	(3.69	)%(5)	(3.23)%	(2.37)%	(1.80)%	(2.32)%	(1.81)%
Ratio of net investment loss
(after waiver) to average net assets(6)	(2.89	)%(5)	(2.43)%	(1.86)%	(1.70)%	(1.71)%	(1.54)%
Portfolio turnover rate	34	%(4)	64%	45%	71%	89%	88%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period/year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the period/year.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 5, 2025, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 1.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period/year presented.

	Six Months Ended		Year Ended August 31,
	February 29, 2024		2023	2022	2021	2020	2019
	(Unaudited)
Per Share Data:
Net asset value, beginning of period/year	$16.08		$16.68	$42.33	$30.14	$23.48	$28.36

Income (loss) from investment operations:
Net investment loss(1)	(0.25)		(0.44)	(0.61)	(0.76)	(0.49)	(0.46)
Net realized and unrealized gain (loss)
on investment transactions	3.07		(0.16)	(19.42)	17.92	7.82	(4.19)
Total from investment operations	2.82		(0.60)	(20.03)	17.16	7.33	(4.65)
Less distributions from net realized gains	—		—	(5.62)	(5.02)	(0.67)	(0.25)
Paid in capital from redemption fees(2)	0.01	(3)	0.00 (3)	0.00 (3)	0.05	0.00 (3)	0.02
Net asset value, end of period/year	$18.91		$16.08	$16.68	$42.33	$30.14	$23.48
Total return	17.60	%(4)	-3.60%	-53.90%	61.60%	31.83%	-16.35%

Supplemental data and ratios:
Net assets, end of period/year (in thousands)	$3,544		$2,987	$3,488	$17,384	$5,037	$4,538
Ratio of gross operating expenses
(prior to waiver) to average net assets	4.28	%(5)	3.98%	2.70%	2.07%	2.91%	2.57%
Ratio of net operating expenses
(after waiver) to average net assets(6)	3.38	%(5)	3.08%	2.25%	1.93%	2.25%	2.25%
Ratio of net investment loss
(prior to waiver) to average net assets	(4.04	)%(5)	(3.57)%	(2.62)%	(2.03)%	(2.67)%	(2.15)%
Ratio of net investment loss
(after waiver) to average net assets(6)	(3.14	)%(5)	(2.67)%	(2.17)%	(1.89)%	(2.01)%	(1.83)%
Portfolio turnover rate	34	%(4)	64%	45%	71%	89%	88%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period/year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the period/year.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 5, 2025, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.25%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses. The Adviser has agreed to waive 0.10% of the 0.35% Plan fee.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB DISCOVERY FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period/year presented.

	Six Months Ended		Year Ended August 31,
	February 29, 2024		2023	2022	2021	2020	2019
	(Unaudited)
Per Share Data:
Net asset value, beginning of period/year	$23.06		$24.48	$45.90	$27.00	$19.26	$18.50

Income (loss) from investment operations:
Net investment loss(1)	(0.18)		(0.40)	(0.61)	(0.65)	(0.35)	(0.29)
Net realized and unrealized gain (loss)
on investment transactions	1.66		(1.02)	(19.91)	21.69	8.09	1.05
Total from investment operations	1.48		(1.42)	(20.52)	21.04	7.74	0.76
Less distributions from net investment income	—		—	(0.18)	—	—	—
Less distributions from net realized gains	—		—	(0.73)	(2.24)	—	—
Paid in capital from redemption fees(2)	0.00	(3)	0.00 (3)	0.01	0.10	0.00 (3)	—
Net asset value, end of period/year	$24.54		$23.06	$24.48	$45.90	$27.00	$19.26
Total return	6.42	%(4)	-5.80%	-45.51%	82.06%	40.19%	4.11%

Supplemental data and ratios:
Net assets, end of period/year (in thousands)	$8,866		$10,013	$13,274	$30,536	$13,249	$9,840
Ratio of gross operating expenses
(prior to waiver) to average net assets	2.63	%(5)	2.30%	1.80%	1.74%	2.90%	2.90%
Ratio of net operating expenses
(after waiver) to average net assets(6)	2.00	%(5)	2.00%	1.80%	1.67%	2.00%	2.00%
Ratio of net investment loss
(prior to waiver) to average net assets	(2.29	)%(5)	(1.97)%	(1.80)%	(1.66)%	(2.60)%	(2.52)%
Ratio of net investment loss
(after waiver) to average net assets(6)	(1.66	)%(5)	(1.67)%	(1.80)%	(1.59)%	(1.70)%	(1.62)%
Portfolio turnover rate	11	%(4)	16%	23%	32%	83%	73%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period/year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the period/year.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)
The Adviser has contractually agreed, effective December 29, 2016 through at least January 5, 2025, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.00%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB DISCOVERY FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period/year presented.

	Six Months Ended		Year Ended August 31,
	February 29, 2024		2023	2022	2021	2020	2019
	(Unaudited)
Per Share Data:
Net asset value, beginning of period/year	$20.75		$22.09	$41.51	$24.65	$17.62	$16.96

Income (loss) from investment operations:
Net investment loss(1)	(0.19)		(0.43)	(0.64)	(0.69)	(0.38)	(0.32)
Net realized and unrealized gain (loss)
on investment transactions	1.48		(0.91)	(17.99)	19.66	7.41	0.96
Total from investment operations	1.29		(1.34)	(18.63)	18.97	7.03	0.64
Less distributions from net investment income	—		—	(0.07)	—	—	—
Less distributions from net realized gains	—		—	(0.73)	(2.24)	—	—
Paid in capital from redemption fees(2)	0.00	(3)	0.00 (3)	0.01	0.13	0.00 (3)	0.02
Net asset value, end of period/year	$22.04		$20.75	$22.09	$41.51	$24.65	$17.62
Total return	6.22	%(4)	-6.07%	-45.66%	81.58%	39.90%	3.89%

Supplemental data and ratios:
Net assets, end of period/year (in thousands)	$9,716		$12,270	$21,897	$81,297	$7,674	$4,254
Ratio of gross operating expenses
(prior to waiver) to average net assets	2.98	%(5)	2.64%	2.11%	1.97%	3.25%	3.25%
Ratio of net operating expenses
(after waiver) to average net assets(6)	2.30	%(5)	2.30%	2.01%	1.85%	2.30%	2.30%
Ratio of net investment loss
(prior to waiver) to average net assets	(2.64	)%(5)	(2.32)%	(2.11)%	(1.86)%	(2.93)%	(2.87)%
Ratio of net investment loss
(after waiver) to average net assets(6)	(1.95	)%(5)	(1.98)%	(2.01)%	(1.74)%	(1.98)%	(1.92)%
Portfolio turnover rate	11	%(4)	16%	23%	32%	83%	73%
_______________

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period/year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the period/year.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)
The Adviser has contractually agreed, effective December 29, 2016 through at least January 5, 2025, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.30%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses. The Adviser has agreed to waive 0.10% of the Plan fee.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB FORWARD ETF
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period/year presented.

	Six Months Ended		Year Ended August 31,		Period Ended
	February 29, 2024		2023	2022	August 31, 2021(1)
	(Unaudited)
Per Share Data:
Net asset value, beginning of period/year	$8.59		$9.23	$20.94	$20.00

Income (loss) from investment operations:
Net investment loss(2)	(0.02)		(0.05)	(0.11)	(0.02)
Net realized and unrealized gain (loss)
on investment transactions	2.47		(0.59)	(11.53)	0.96
Total from investment operations	2.45		(0.64)	(11.64)	0.94
Less distributions from net investment income	—		—	(0.07)	—
Net asset value, end of period/year	$11.04		$8.59	$9.23	$20.94

Total returns:
Net Asset Value(3)	28.50	%(4)	-6.96%	-55.75%	4.70	%(4)
Market Value(5)	28.32	%(4)	-7.12%	-55.59%	4.55	%(4)

Supplemental data and ratios:
Net assets, end of period/year (in thousands)	$3,312		$2,835	$3,416	$7,538
Ratio of net operating expenses to average net assets	0.75	%(6)	0.75%	0.75%	0.75	%(6)
Ratio of net investment loss to average net assets	(0.53	)%(6)	(0.54)%	(0.75)%	(0.75	)%(6)
Portfolio turnover rate(7)	35	%(4)	63%	62%	3	%(4)
_______________

(1)	Commencement of investment operations on July 13, 2021.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period/year.
(3)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period/year, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

(4)	Not annualized.
(5)
Market value total return is calculated assuming an initial investment made at market value at the beginning of the period/year, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the midpoint of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.

(6)	Annualized.
(7)	Portfolio turnover rate excludes in-kind transactions.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS
February 29, 2024 (Unaudited)

NOTE 1—DESCRIPTION OF ORGANIZATION

Jacob Funds Inc. (the “Corporation”) was organized as a Maryland corporation on July 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series. The Corporation currently consists of three “diversified” series, the Jacob Internet Fund (the “Internet Fund”), the Jacob Small Cap Growth Fund (the “Small Cap Growth Fund”), the Jacob Discovery Fund (the “Discovery Fund”) and one “non-diversified” series, the Jacob Forward ETF (the “Forward ETF”), each a “Fund”, collectively the “Funds”, and the authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The primary investment objective of the Internet Fund is long-term growth of capital with current income as a secondary objective. The primary investment objective of each of the Small Cap Growth Fund, Discovery Fund and Forward ETF is long-term growth of capital.

The Investor Class shares of the Internet Fund commenced operations on December 14, 1999. The Small Cap Growth Fund commenced operations on February 1, 2010 when it acquired the assets and liabilities of the Rockland Small Cap Growth Fund series of Rockland Funds Trust in a reorganization transaction (the Small Cap Growth Fund is the successor fund to the Rockland Small Cap Growth Fund). The Small Cap Growth Fund acquired the Class I and Class R shares of the Jacob Small Cap Growth Fund II (formerly, PineBridge US Small Cap Growth Fund) series of Jacob Funds II (formerly, the PineBridge Mutual Funds) (the “Predecessor Small Cap Growth Fund”) on November 12, 2012. The Small Cap Growth Fund acquired the Investor Class shares of the Jacob Wisdom Fund series of the Corporation on August 26, 2016.  Effective December 31, 2020, the name of the Jacob Micro Cap Growth Fund was changed to the Jacob Discovery Fund. The Discovery Fund commenced operations on November 12, 2012 when it acquired the assets and liabilities of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (the “Predecessor Micro Cap Growth Fund”) in a reorganization transaction (the Discovery Fund is the successor fund to the Predecessor Micro Cap Growth Fund). The Forward ETF commenced operations on July 13, 2021.

The Small Cap Growth Fund and Discovery Fund currently offer Investor Class and Institutional Class shares. The Forward ETF currently offers one class of shares.  Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Funds are investment companies and follow accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”.

(a) Investment Valuation—Investment securities traded on a national securities exchange are valued at their market value determined by their last sales price in the principal market in which these securities are normally traded (except those traded on the NASDAQ National Market and Capital Market exchanges which are valued at the NASDAQ Official Closing Price (“NOCP”)), unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing bid and ask prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing bid and ask prices is used. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies. Foreign equity securities are valued at the last

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 29, 2024 (Unaudited)

sale price at the close of the exchange on which the security is principally traded. The Funds values foreign securities at fair value, using fair valuation procedures approved by the Board of Directors (the “Board”), taking into account the occurrence of events after the close of foreign markets in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Funds. Debt securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day. If amortized cost does not approximate fair value, short-term securities are reported at fair value.  When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser does not represent the security’s fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security is fair valued in good faith by the Adviser under valuation procedures approved by the Board.

The Funds adhere to fair valuation accounting standards which provide an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Summary of Fair Value Exposure

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 29, 2024 (Unaudited)

The following is a summary of the inputs used to value the Internet Fund’s investments as of February 29, 2024:

	Level 1	Level 2	Level 3	Total
Common Stocks
Computer Programming, Data Processing, Etc.	$7,322,480	$—	$—	$7,322,480
Business Services	6,409,149	—	—	6,409,149
Miscellaneous Amusement & Recreation	6,137,754	—	—	6,137,754
Computer Processing & Data Preparation	6,103,911	—	—	6,103,911
Real Estate	5,962,148	—	—	5,962,148
Finance Services	3,581,574	—	—	3,581,574
Personal Services	3,213,672	—	—	3,213,672
Computer Peripheral Equipment	2,809,844	—	—	2,809,844
Computer Programming Services	2,529,184	—	—	2,529,184
Calculating & Accounting Machines
(No Electronic Computers)	2,451,800	—	—	2,451,800
Communications Equipment	2,057,070	—	—	2,057,070
Patent Owners & Lessors	1,883,324	—	—	1,883,324
Auto Dealers & Gasoline Stations	1,816,214	—	—	1,816,214
Schools & Educational Services	1,541,924	—	—	1,541,924
Computer Communications Equipment	1,197,180	—	—	1,197,180
Total Common Stocks	55,017,228	—	—	55,017,228
Collateral for Securities on Loan
Money Market Fund	2,841,678	—	—	2,841,678
Total Investments in Securities	$57,858,906	$—	$—	$57,858,906

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 29, 2024 (Unaudited)

The following is a summary of the inputs used to value the Small Cap Growth Fund’s investments as of February 29, 2024:

	Level 1	Level 2	Level 3	Total
Common Stocks
Pharmaceutical Preparations	$1,194,326	$—	$—	$1,194,326
Computer Processing & Data Preparation	886,949	—	—	886,949
Real Estate	802,528	—	—	802,528
Surgical & Medical Instruments & Apparatus	720,402	—	—	720,402
Business Services	646,860	—	—	646,860
Biological Products (No Diagnostic Substances)	567,182	—	—	567,182
Miscellaneous Amusement & Recreation	391,961	—	—	391,961
Computer Peripheral Equipment	376,680	—	—	376,680
Calculating & Accounting Machines
(No Electronic Computers)	335,198	—	—	335,198
Computer Programming Services	333,699	—	—	333,699
Computer Programming, Data Processing, Etc.	298,731	—	—	298,731
Motion Picture & Video Tape Production	290,400	—	—	290,400
Medical Laboratories	258,733	—	—	258,733
Personal Services	246,548	—	—	246,548
Patent Owners & Lessors	246,314	—	—	246,314
Auto Dealers & Gasoline Stations	168,935	—	—	168,935
Finance Services	127,516	—	—	127,516
Industrial Organic Chemicals	93,679	—	—	93,679
Semiconductors & Related Devices	72,522	—	—	72,522
Total Common Stocks	8,059,163	—	—	8,059,163
Collateral for Securities on Loan
Money Market Fund	720,203	—	—	720,203
Total Investments in Securities	$8,779,366	$—	$—	$8,779,366

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 29, 2024 (Unaudited)

The following is a summary of the inputs used to value the Discovery Fund’s investments as of February 29, 2024:

	Level 1	Level 2	Level 3	Total
Common Stocks
Pharmaceutical Preparations	$2,078,418	$—	$—	$2,078,418
Business Services	2,002,499	—	—	2,002,499
Computer Processing & Data Preparation	1,715,659	—	—	1,715,659
Surgical & Medical Instruments & Apparatus	1,417,615	—	—	1,417,615
Computer Peripheral Equipment	899,173	—	—	899,173
Medical Laboratories	885,132	—	—	885,132
Miscellaneous Amusement & Recreation	834,926	—	—	834,926
Calculating & Accounting Machines
(No Electronic Computers)	834,113	—	—	834,113
Communications Equipment	834,094	—	—	834,094
Motion Picture & Video Tape Production	825,179	—	—	825,179
Help Supply Services	769,980	—	—	769,980
Functions Related to Depository Banking	649,616	—	—	649,616
Semiconductors & Related Devices	602,128	—	—	602,128
Patent Owners & Lessors	507,479	—	—	507,479
Gold and Silver Ores	468,679	—	—	468,679
Biological Products (No Diagnostic Substances)	364,620	—	—	364,620
Metal Mining	337,856	—	—	337,856
Personal Services	303,210	—	—	303,210
Industrial Organic Chemicals	301,669	—	—	301,669
State Commercial Banks	281,600	—	—	281,600
Mining & Quarrying of
Nonmetallic Minerals (No Fuels)	274,148	—	—	274,148
Computer Communications Equipment	270,050	—	—	270,050
Advertising	249,300	—	—	249,300
Real Estate	228,957	—	—	228,957
Auto Dealers & Gasoline Stations	226,200	—	—	226,200
Total Common Stocks	18,162,300	—	—	18,162,300
Preferred Stocks
Advertising Agencies	—	—	10,577	10,577
Short Term Investment
Money Market Fund	456,872	—	—	456,872
Collateral for Securities on Loan
Money Market Fund	2,162,055	—	—	2,162,055
Total Investments in Securities	$20,781,227	$—	$10,577	$20,791,804

 (a)  Certain non-U.S. dollar denominated securities use systematic fair valuation.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 29, 2024 (Unaudited)

The following is a reconciliation of Level 3 investments for the period from September 1, 2023 to February 29, 2024:

Preferred Stocks
Beginning Balance – September 1, 2023	$3,169
Acquisitions	—
Change in unrealized appreciation (depreciation)	7,408
Ending Balance – February 29, 2024	$10,577
Change in unrealized appreciation/deprecation
on investments still held at February 29, 2024	$7,408

The Discovery Fund received preferred shares of SRAX, Inc. (the “Company”) as part of a corporate action spin off from the parent security, SRAX, Inc. – common stock on September 28, 2021. The corporate action noted that the preferred shares will hold approximately $6.5 million worth of Sequire client stock, the Company’s SasS data platform. During the six months ended February 29, 2024, the Adviser determined the fair value of the preferred shares of SRAX, Inc. considering available information including the percentage of cost factor transferred to the preferred shares, underlying value of the positions, and disclosures made by the Company in its financial reporting. The preferred shares of SRAX, Inc. are non-transferable and non-tradable.

The following is a summary of the inputs used to value the Forward ETF’s investments as of February 29, 2024:

	Level 1	Level 2	Level 3	Total
Common Stocks
Pharmaceutical Preparations	$520,694	$—	$—	$520,694
Computer Programming, Data Processing, Etc.	349,131	—	—	349,131
Surgical & Medical Instruments & Apparatus	312,572	—	—	312,572
Real Estate	310,437	—	—	310,437
Miscellaneous Amusement & Recreation	309,710	—	—	309,710
Computer Processing & Data Preparation	292,342	—	—	292,342
Business Services	244,834	—	—	244,834
Finance Services	176,539	—	—	176,539
Biological Products (No Diagnostic Substances)	159,982	—	—	159,982
Computer Peripheral Equipment	134,117	—	—	134,117
Computer Programming Services	123,152	—	—	123,152
Medical Laboratories	110,667	—	—	110,667
Patent Owners & Lessors	94,500	—	—	94,500
Auto Dealers & Gasoline Stations	62,557	—	—	62,557
Personal Services	43,824	—	—	43,824
Industrial Organic Chemicals	38,056	—	—	38,056
Semiconductors & Related Devices	25,121	—	—	25,121
Total Common Stocks	3,308,235	—	—	3,308,235
Short Term Investment
Money Market Fund	3,621	—	—	3,621
Collateral for Securities on Loan
Money Market Fund	256,437	—	—	256,437
Total Investments in Securities	$3,568,293	$—	$—	$3,568,293

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 29, 2024 (Unaudited)

(b) Income Recognition—Interest and securities lending income are accrued as earned. Dividend income is recorded on the ex-dividend date.

(c) Expenses—Expenses that are not attributable to a particular Fund are typically allocated in proportion to each Fund’s respective net assets.  Expenses, other than those which are class specific, are allocated to a particular share class in proportion to each class’s respective net assets.  Expenses are recorded on an accrual basis.

(d) Securities Transactions—Security transactions are accounted for on trade date. Realized gains and losses on securities sold are determined using specific identification.

(e) Foreign Currency Transactions—The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(f) Distributions to Shareholders—The Funds record distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and distributed annually. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the differences arise. The reclassifications have no effect on net assets or net asset value per share.

(g) Federal Income Taxes—The Funds comply with provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Funds’ taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

The Funds follow accounting standards regarding recognition and measurement of tax positions taken on a tax return. No material uncertain tax positions existed as of August 31, 2023. As a result, the Funds have not recorded any liabilities for uncertain tax positions as of August 31, 2023. The standards require the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for examinations by taxing authorities. As of August 31, 2023, open federal tax years include the tax years ended August 31, 2020 through August 31, 2022.

(h) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i) Contingencies and Commitments—The Funds indemnify the Corporation’s Officers and Directors for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Corporation generally expects the risk of loss to be remote. Please see Note 10 relative to certain Adviser Obligations specific to Forward ETF.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 29, 2024 (Unaudited)

NOTE 3—CAPITAL SHARE TRANSACTIONS

At February 29, 2024, there were twenty billion shares, $0.001 par value, authorized for the Corporation. Transactions in shares of the Internet Fund were as follows:

Institutional Class

	Six Months Ended		Year Ended
	February 29, 2024(a)		August 31, 2023
	Shares	Amount	Shares	Amount
Sales	—	$—	—	$—
Redemptions	(1,159)	(4,881)	(26,346)	(104,856)
Redemption fees	—	—	—	2
Net decrease	(1,159)	$(4,881)	(26,346)	$(104,854)

Shares Outstanding:
Beginning of period/year	1,159		27,505
End of period/year	0		1,159

(a)  The Institutional Class of the Internet Fund liquidated on November 17, 2023.

Investor Class

	Six Months Ended		Year Ended
	February 29, 2024		August 31, 2023
	Shares	Amount	Shares	Amount
Sales	208,724	$978,283	320,146	$1,342,164
Reinvestments	—	—	—	—
Redemptions	(1,182,096)	(5,333,877)	(1,858,328)	(7,986,748)
Redemption fees	—	487	—	5,205
Net decrease	(973,372)	$(4,355,107)	(1,538,182)	$(6,639,379)

Shares Outstanding:
Beginning of period/year	11,509,982		13,048,164
End of period/year	10,536,610		11,509,982
Total decrease for the Fund		$(4,359,988)		$(6,744,233)

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 29, 2024 (Unaudited)

Transactions in shares of the Small Cap Growth Fund were as follows:

Institutional Class

	Six Months Ended		Year Ended
	February 29, 2024		August 31, 2023
	Shares	Amount	Shares	Amount
Sales	6,119	$108,710	1,351	$23,543
Reinvestments	—	—	—	—
Redemptions	(30,596)	(491,031)	(38,834)	(649,353)
Redemption fees	—	2,163	—	82
Net decrease	(24,477)	$(380,158)	(37,483)	$(625,728)

Shares Outstanding:
Beginning of period/year	255,027		292,510
End of period/year	230,550		255,027

Investor Class

	Six Months Ended		Year Ended
	February 29, 2024		August 31, 2023
	Shares	Amount	Shares	Amount
Sales	26,314	$444,410	5,242	$85,912
Reinvestments	—	—	—	—
Redemptions	(24,647)	(407,858)	(28,593)	(468,966)
Redemption fees	—	1,673	—	58
Net increase (decrease)	1,667	$38,225	(23,351)	$(382,996)

Shares Outstanding:
Beginning of period/year	185,772		209,123
End of period/year	187,439		185,772
Total decrease for the Fund		$(341,933)		$(1,008,724)

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 29, 2024 (Unaudited)

Transactions in shares of the Discovery Fund were as follows:

Institutional Class

	Six Months Ended		Year Ended
	February 29, 2024		August 31, 2023
	Shares	Amount	Shares	Amount
Sales	8,897	$195,400	36,827	$899,442
Reinvestments	—	—	—	—
Redemptions	(81,750)	(1,773,044)	(144,976)	(3,441,036)
Redemption fees	—	5	—	2,074
Net decrease	(72,853)	$(1,577,639)	(108,149)	$(2,539,520)

Shares Outstanding:
Beginning of period/year	434,164		542,313
End of period/year	361,311		434,164

Investor Class

	Six Months Ended		Year Ended
	February 29, 2024		August 31, 2023
	Shares	Amount	Shares	Amount
Sales	11,230	$226,750	194,152	$4,270,574
Reinvestments	—	—	—	—
Redemptions	(161,813)	(3,260,464)	(594,120)	(12,628,415)
Redemption fees	—	6	—	2,698
Net decrease	(150,583)	$(3,033,708)	(399,968)	$(8,355,143)

Shares Outstanding:
Beginning of period/year	591,339		991,307
End of period/year	440,756		591,339
Total decrease for the Fund		$(4,611,347)		$(10,894,663)

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 29, 2024 (Unaudited)

Transactions in shares of the Forward ETF were as follows:

	Six Months Ended		Year Ended
	February 29, 2024		August 31, 2023
	Shares	Amount	Shares	Amount
Sales	10,000	$106,399	20,000	$174,810
Redemptions	(40,000)	(299,694)	(60,000)	(496,908)
Transaction fees	—	—	—	—
Net decrease	(30,000)	$(193,295)	(40,000)	$(322,098)

Shares Outstanding:
Beginning of period/year	330,000		370,000
End of period/year	300,000		330,000

A 2% redemption fee is assessed on any shares of the Internet, Small Cap Growth and Discovery Funds, except those received from reinvested distributions, that are sold within 30 days following their purchase date.

Shares of the Forward ETF are listed and traded on New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from its NAV. The Forward ETF issues and redeems shares on a continuous basis at NAV generally in blocks of 10,000 shares. The general blocks of shares issued or redeemed are called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Creation Units of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, retail investors are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Forward ETF offers one class of shares, which have no front-end sales loads, no deferred sales charges, and no redemption fees. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The Forward ETF charges $250 for the standard fixed transaction fee, payable to the Custodian. The fixed transaction fee may be waived on transaction orders if the Forward ETF’s Custodian has determined to waive some or all of the costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee payable to the Fund may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% in the Forward ETF as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Forward ETF for the transaction costs associated with the cash transactions fees. Variable fees received by the Forward ETF, if any, are displayed in the Capital Share Transactions sections of the Statements of Changes in Net Assets.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 29, 2024 (Unaudited)

From time to time, the Funds may have a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.  The following table shows the number of shareholders owning greater than 10% of the outstanding shares in each of the Funds at February 29, 2024:

Number of shareholders owning greater
Fund	than 10% of outstanding Fund shares
Internet Fund Investor Class	2
Small Cap Growth Fund Institutional Class	2
Small Cap Growth Fund Investor Class	2
Discovery Fund Institutional Class	3
Discovery Fund Investor Class	2
Forward ETF	1

NOTE 4—INVESTMENT TRANSACTIONS

During the six months ended February 29, 2024, purchases and sales of investment securities (excluding in-kind purchases and redemptions and short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Internet Fund	$11,258,551	$15,644,124
Small Cap Growth Fund	2,341,743	2,721,158
Discovery Fund	1,992,872	6,717,305
Forward ETF	968,934	979,135

During the six months ended February 29, 2024, in-kind transactions associated with creations and redemptions were as follows:

Fund	Purchases	Sales
Forward ETF	$105,492	$297,444

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategies during the six months ended February 29, 2024.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 29, 2024 (Unaudited)

NOTE 5—TAX INFORMATION

At August 31, 2023, the components of accumulated earnings/(losses) on a tax basis for the Funds were as follows:

	Internet	Small Cap	Discovery	Forward
	Fund	Growth Fund	Fund	ETF
Cost of Investments	$53,451,047	$7,427,937	$34,391,574	$4,369,799
Gross unrealized appreciation	11,179,387	1,834,879	5,645,050	399,774
Gross unrealized depreciation	(15,380,235)	(1,984,501)	(16,623,896)	(1,917,558)
Net unrealized depreciation	$(4,200,848)	$(149,622)	$(10,978,846)	$(1,517,784)
Undistributed ordinary income	—	—	—	—
Undistributed long-term capital gains	—	—	—	—
Total distributable earnings	$—	$—	$—	$—
Other accumulated losses	$(10,304,487)	$(2,425,477)	$(19,085,985)	$(2,538,463)
Total accumulated losses	$(14,505,335)	$(2,575,099)	$(30,064,831)	$(4,056,247)

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses on wash sales and tax adjustments on Passive Foreign Investment Companies (“PFICs”). At August 31, 2023, the Internet Fund had $589,870 in short-term capital loss carryovers and $9,033,689 in long-term capital loss carryovers which are non-expiring, the Small Cap Growth Fund had $753,813 in short-term capital loss carryovers and $1,524,977 in long-term capital loss carryovers which are non-expiring, the Discovery Fund had $5,487,034 in short-term capital loss carryovers and $13,291,609 in long-term capital loss carryovers which are non-expiring, and the Forward ETF had $1,031,114 in short-term capital loss carryovers and $1,498,880 in long-term capital loss carryovers which are non-expiring. To the extent the Funds realize future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

As of the fiscal year end August 31, 2023, the Funds’ most recent fiscal year end, no Funds had deferred, on a tax basis, any post-October losses.

For the fiscal year ended August 31, 2023, the Funds’ most recent fiscal year end, the following funds deferred late year losses in the following amounts:

Internet	Small Cap	Discovery	Forward
Fund	Growth Fund	Fund	ETF
$680,928	$146,687	$307,342	$8,469

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 29, 2024 (Unaudited)

The Funds did not pay distributions during the six months ended February 29, 2024. The tax character of distributions paid during the fiscal year ended August 31, 2022 were as follows:

	Year Ended August 31, 2022
	Ordinary	Long-Term	Distribution	Total
	Income	Capital Gains	in Excess	Distributions
Internet Fund	$—	$4,453,876	$—	$4,453,876
Small Cap Growth Fund	—	2,272,219	478,746	2,750,965
Discovery Fund	721,115	1,440,476	27	2,161,618
Forward ETF	26,831	—	33	26,864

Reclassification Adjustments:  Capital stock and accumulated losses (consisting of accumulated net investment income (loss) and accumulated net realized gain (loss)) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for the Funds. Differences primarily relate to the tax treatment of net operating losses and in-kind gain (loss) for the Forward ETF. To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among capital stock, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. Accordingly, at August 31, 2023, reclassifications were recorded as follows:

	Internet	Small Cap	Discovery	Forward
	Fund	Growth Fund	Fund	ETF
Distributable Earnings	$2,347,575	$246,533	$1,545,204	$122,971
Capital Stock	(2,347,575)	(246,533)	(1,545,204)	(122,971)

NOTE 6—INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Corporation has entered into Investment Advisory Agreements (the “Advisory Agreements”) with Jacob Asset Management of New York LLC (the “Adviser”), with whom certain Officers and a Director of the Board are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Advisory Agreements, the Corporation compensates the Adviser for its management services based on an annual rate of 0.80% of the Small Cap Growth Fund’s average daily net assets up to $250 million and 0.70% of annual average daily net assets over $250 million and 0.75% of the Forward ETF’s average daily net assets. The adviser fee of the Forward ETF is a unitary fee, whereby the Adviser has agreed to pay all of the ordinary operating expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Adviser is not responsible for, and the Fund will bear the cost of, (i) payments under the Fund’s Rule 12b-1 plan, (ii) brokerage commissions and other expenses incidental to transactions in portfolio securities or instruments, (iii) acquired fund fees and expenses, (iv) taxes (including accrued deferred tax liability), (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Corporation or a Fund may be a party and indemnification of the Directors and officers with respect thereto), and (vii) other extraordinary or non-routine expenses (including expenses arising from mergers, acquisitions or similar transactions involving any Fund).

Effective June 1, 2021, the Corporation compensates the Adviser for its management services based on an annual rate of 1.25% of the Internet Fund’s average daily net assets up to $250 million and 0.90% of annual average net assets over $250 million and 1.10% of the Discovery Fund’s average daily net assets up to $250 million and 0.80% of annual average daily net assets over $250 million.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 29, 2024 (Unaudited)

The Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.10% of the Internet Fund’s average daily net assets to the extent the Internet Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.95% for Investor Class shares average daily net assets through at least January 5, 2025. The Adviser has the ability to recoup amounts waived for a period of thirty-six months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Internet Fund to exceed any applicable expense limitation in place when the fee was waived. For the six months ended February 29, 2024, the Adviser did not waive any fees with respect to the Internet Fund.

Effective November 12, 2012 (date of reorganization of the Predecessor Small Cap Growth Fund into the Small Cap Growth Fund), the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Small Cap Growth Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.25% and 1.95% for Investor Class and Institutional Class Shares, respectively, of each class’s average daily net assets through at least January 5, 2025.  The Adviser has the ability to recoup amounts waived for a period of thirty-six months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee was waived.  For the six months ended February 29, 2024, fees of $27,492 were waived by the Adviser with respect to the Small Cap Growth Fund.

Effective December 29, 2016, the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Discovery Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.30% and 2.00% for Investor Class and Institutional Class shares, respectively, of each class’s average daily net assets through at least January 5, 2025.  The Adviser has the ability to recoup amounts waived for a period of thirty-six months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee was waived.  For the six months ended February 29, 2024, fees of $57,853 were waived by the Adviser with respect to the Discovery Fund.  The amounts below are eligible for recoupment by the Adviser, however, the Adviser has not begun recouping as of February 29, 2024.

Following is a schedule of when fees may be recouped:

Internet	Small Cap	Discovery
Fund	Growth Fund	Fund	Expiration
$—	$—	$—	August 31, 2024
—	65,582	—	August 31, 2025
—	63,547	75,376	August 31, 2026
—	27,492	57,853	August 31, 2027
$—	$156,621	$133,229

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and an indirect wholly owned subsidiary of U.S. Bancorp, serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. All providers receive customary fees for services rendered.

NOTE 7—DISTRIBUTION AND SERVICE PLAN

The Corporation, on behalf of the Internet Fund, has adopted a distribution and service plan (the “Internet Fund Plan”), pursuant to Rule 12b-1 under the 1940 Act. The Internet Fund Plan provides that the Internet Fund will compensate the Adviser 0.25% per annum of the Investor Class shares of the Internet Fund’s average daily net assets for certain

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 29, 2024 (Unaudited)

expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Internet Fund for providing servicing to their clients (“Shareholder Servicing Fee”). The Internet Fund Plan also provides for a distribution fee equal to 0.10% of the Investor Class shares of the Internet Fund’s average daily net assets on an annual basis (“Asset Based Sales Charge”). The fee is used to compensate Quasar Distributors, LLC, the Funds’ distributor (the “Distributor”), for basic distribution services, out of pocket expenses incurred in connection with activities to sell Internet Fund shares, advertising, compliance reviews, and licensing of the Adviser’s staff. The Distributor may make payments from time to time from the Asset Based Sales Charge to broker-dealers and other financial professionals whose clients are Internet Fund shareholders for providing distribution assistance and promotional support to the Internet Fund. Remaining amounts of the Asset Based Sales Charge may be used to satisfy distribution costs as directed by the Adviser.  Effective September 1, 2016 through at least January 5, 2025, the Board determined to reduce such fees payable under the Internet Fund Plan from 0.35% to 0.25% of the Internet Fund’s average daily net assets on an annual basis. The Internet Fund incurred $60,981 in expenses pursuant to the Internet Fund Plan for the six months ended February 29, 2024.

The Corporation, on behalf of the Small Cap Growth Fund and Discovery Fund, has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan as permitted by Rule 12b-1. Pursuant to the Plan, the Small Cap Growth Fund and Discovery Fund make payments to the Distributor, the Adviser, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.35% of the average daily net assets of the Investor Class shares of the Small Cap Growth and Discovery Funds on an annual basis.  Effective September 1, 2016 through at least January 5, 2025, the Board determined to reduce such fees payable under the Plan from 0.35% to 0.25% of the average daily net assets of the Investor Class shares of the Small Cap Growth and Discovery Funds.  The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Small Cap Growth Fund incurred $3,652 and the Discovery Fund incurred $12,991 in expenses pursuant to the Plan for the six months ended February 29, 2024.

NOTE 8—INDUSTRY CONCENTRATION RISK

Internet and Internet-Related Industries Risk: The Internet Fund invests a significant portion of its assets in Internet and Internet-related industries and thus the value of the Fund’s shares may be susceptible to factors affecting such industries, including factors affecting the computer/Internet technology area generally, and may be susceptible to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular area or industry. Companies in Internet and Internet-related industries face special risks associated with the rapidly changing field of computer/Internet technology. For example, their products or services may not prove commercially successful or may become obsolete quickly. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Many Internet and Internet-related companies incur large losses in the hope of capturing market share and generating future revenues, but may never be profitable.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 29, 2024 (Unaudited)

Science and Technology Risk:  The Funds’ investments in science and technology companies expose the Small Cap Growth Fund and Discovery Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

NOTE 9—SECURITIES LENDING

The Funds may lend up to 33 1/3% of the securities in its portfolios to brokers, dealers, and other financial organizations that meet capital and other credit requirements under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% (for loans of U.S. securities) or 105% (for loans of foreign securities) of the market value of the securities loaned. The Fund has the right under the terms of the lending agreement to recall the securities from the borrower on demand.

The borrower of any securities will pay the Funds any accrued income while the securities are on loan. The cash collateral received is invested in a money market fund which is redeemable on demand.

There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Funds may lose money.

The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide the Funds, in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

As of February 29, 2024, the following Funds had equity securities on loan which are presented gross on the Statement of Assets and Liabilities:

	Market value	Collateral value
Internet Fund	$2,802,929	$2,802,929
Small Cap Growth Fund	654,772	654,772
Discovery Fund	2,045,264	2,045,264
Forward ETF	232,300	232,300

The fees and interest income earned through the securities lending program are reflected in the Statement of Operations. The collateral value pledged from the counterparty as of the end of the reporting period exceed the value of securities out on loan.

NOTE 10—ADVISOR OBLIGATIONS

Under the Advisory Agreement for the Forward ETF, pursuant to a “unified fee” arrangement, the Adviser is responsible for paying the ordinary operating expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, as well as independent Board member compensation and expenses; while the Forward ETF bears the cost of the management fee paid to the Adviser, payments under the Forward ETF’s

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 29, 2024 (Unaudited)

Rule 12b-1 plan under the 1940 Act (as applicable), brokerage commissions and other expenses incidental to transactions in portfolio securities or instruments, acquired fund fees and expenses, taxes (including accrued deferred tax liability), interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), litigation expenses (including litigation to which the Corporation or Forward ETF may be a party and indemnification of the Directors and officers with respect thereto), and other extraordinary or non-routine expenses (including expenses arising from mergers, acquisitions or similar transactions involving Forward ETF).

As of February 29, 2024, the Adviser has past-due expenses due to certain service providers of approximately $98,000 under the Forward ETF’s unified fee arrangement, however, the Advisor expects to be able to fulfill those obligations. The Adviser has reviewed and discussed with the Board the cash flow requirements for the Adviser’s past and ongoing operating expenses under the Forward ETF’s unified fee arrangements.

If the Adviser is unable to pay the Forward ETF’s ordinary operating expenses pursuant to this arrangement (i.e., expenses that are past due and future expenses), such non-payment could have a material adverse effect on the operations of Forward ETF. As a result, the Board may determine that it is in the best interest of the Forward ETF’s shareholders to appoint a new investment adviser, seek to adopt a voluntary plan of liquidation, and/or take any other action that the Board deems to be in the best interest of the shareholders.

NOTE 11—SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events after February 29, 2024 and determined that there were no subsequent events that would require adjustment to or additional disclosure in these financial statements.

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited)

For the Six Months Ended February 29, 2024 for the Internet Fund, Small Cap Growth Fund, Discovery Fund and Forward ETF

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The Funds do not currently charge sales charges (loads) or exchange fees. The Funds (except Forward ETF) assess a redemption fee of 2% on shares sold within 30 days following their purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders. The Funds charge management fees and distribution and/or service (12b-1) fees, with the exception of Forward ETF, which does not currently charge 12b-1 fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/2023–2/29/2024) for the Internet Fund, Small Cap Growth Fund, Discovery Fund and Forward ETF.

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Funds charge no sales load, the Funds (except Forward ETF) charge a redemption fee of 2% on shares sold within 30 days following the purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Example does not reflect transactional costs, such as redemption fees. You may use the information in the first line below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transactional costs were included, your costs would have been higher

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

Internet Fund – Investor Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 9/1/23	Value 2/29/24	9/1/23 – 2/29/24*
Actual	$1,000.00	$1,223.30	$13.76
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.48	$12.46
_______________
*	Expenses are equal to the Investor Class’s annualized expense ratio of 2.49% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Small Cap Growth Fund – Institutional Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 9/1/23	Value 2/29/24	9/1/23 – 2/29/24*
Actual	$1,000.00	$1,177.70	$17.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,009.25	$15.69
_______________
*	Expenses are equal to the Institutional Class’s annualized expense ratio of 3.14% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Small Cap Growth Fund – Investor Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 9/1/23	Value 2/29/24	9/1/23 – 2/29/24*
Actual	$1,000.00	$1,176.00	$18.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,008.06	$16.88
_______________
*	Expenses are equal to the Investor Class’s annualized expense ratio of 3.38% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

Discovery Fund – Institutional Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 9/1/23	Value 2/29/24	9/1/23 – 2/29/24*
Actual	$1,000.00	$1,064.20	$10.26
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.92	$10.02
_______________
*	Expenses are equal to the Institutional Class’s annualized expense ratio of 2.00% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Discovery Fund – Investor Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 9/1/23	Value 2/29/24	9/1/23 – 2/29/24*
Actual	$1,000.00	$1,062.20	$11.79
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.43	$11.51
_______________
*	Expenses are equal to the Investor Class’s annualized expense ratio of 2.30% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Forward ETF

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 9/1/23	Value 2/29/24	9/1/23 – 2/29/24*
Actual*	$1,000.00	$1,285.00	$4.26
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.13	$3.77
_______________
*	Actual expenses are equal to the Forward ETF’s annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited)

Approval of the Investment Advisory Agreements

During the fiscal quarter ended November 30, 2023, the Board of Directors (the “Board”), including all of the Independent Directors, considered and approved the renewal of the Investment Advisory Agreements between Jacob Funds Inc. (the “Company”), on behalf of the Jacob Internet Fund (the “Internet Fund”), Jacob Small Cap Growth Fund (the “Small Cap Fund”), Jacob Discovery Fund (the “Discovery Fund”) and  Jacob Forward ETF (the “Forward ETF”) (each a “Fund” and, collectively, the “Funds”), and Jacob Asset Management of New York LLC (the “Adviser”) (collectively, the “Investment Advisory Agreements”) for an additional year. The Board also considered the continuation of the Fee Waiver Agreements between the Adviser and the Company, on behalf of the Internet Fund, Small Cap Fund and Discovery Fund (collectively, the “Fee Waiver Agreements”), which the Adviser offered to continue for an additional year. While the Investment Advisory Agreements for the Funds were considered at the same Board meeting, the Board dealt with each Fund separately.

In reaching its decision to renew the Investment Advisory Agreements, the Board took into account a combination of factors, such as: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) each Fund’s performance; (iii) each Fund’s fees and expenses; (iv) the costs of the services provided and the profits realized by the Adviser; (v) whether economies of scale would be realized by the Adviser with respect to each Fund as it grows larger and the extent to which this is reflected in the level of the management fee charged, specifically the Adviser’s continued monitoring of the appropriateness of existing fee breakpoints in the management fees for each Fund. The Board did not identify any single factor as all-important or controlling, and each Director may have weighed a particular piece of information or factor differently than another Director. This summary does not detail all of the matters considered by the Board.

The materials provided to, and discussed by, the Board in connection with the renewal of the Investment Advisory Agreements included, among other things and as applicable: (i) a description of the Adviser’s business, operations and qualifications; (ii) a description of personnel, including responsibilities, changes since the last renewal of the Investment Advisory Agreements (the “last renewal”) and compensation policies; (iii) a description of the advisory services provided to the Funds, including a discussion of how investment decisions are made and executed; (iv) a description of any services other than investment advice provided to the Funds by the Adviser; (v) a copy of the Adviser’s most recent Form ADV; (vi) a balance sheet and profit and loss statement for the Adviser; (vii) a description of the management fees and a peer group comparison along with a discussion of the appropriateness of the fees; (viii) a description of any issues or recommendations with respect to the Company’s compliance program since the last renewal; (ix) a description of the Company’s expenses, including expense ratios and comparative expense ratios, costs incurred by the Adviser and brokerage expenses along with projected income and loss at various levels of assets under management for the Funds; (x) a description of errors and omission insurance coverage that is currently in place; (xi) a copy of the Investment Advisory Agreements with the Adviser, which, among other things, described the services provided to the Funds and the compensation to be paid for such services; (xii) a copy of the Fee Waiver Agreements with the Adviser; (xiii) Morningstar Inc. (“Morningstar”) comparative industry peer group data for the Funds’ performance for various periods ended August 31, 2023; and (xiv) Morningstar comparative industry peer group data regarding the investment advisory fees and net expense ratios of the Funds (less Rule 12b-1 fees) for the period ended August 31, 2023.

When considering the nature and quality of the services provided by the Adviser to the Funds, the Board reviewed: (a) the scope and depth of the Adviser’s organization; (b) the experience and expertise of the Adviser’s investment

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

professionals that provide management services to the Funds; and (c) the Adviser’s investment advisory capabilities. The Board evaluated the Adviser’s portfolio management process and investment approach and also considered whether the Funds operated within their investment objectives and styles and each Fund’s record of compliance with its investment restrictions. The Board also considered the nature and character of non-investment management services that are provided by the Adviser, including certain administrative and compliance services. After analyzing the caliber of services provided by the Adviser to the Funds, both quantitatively and qualitatively, the Board concluded that the nature, extent and quality of services provided to the Funds were consistent with the terms of the Investment Advisory Agreements and the Funds’ operational requirements.

The Board reviewed the investment performance of each Fund. While consideration was given to performance reports and discussions at prior Board meetings, and Adviser commentary provided to the Board between Board meetings, particular attention in assessing performance was given to the comparative data furnished in connection with the renewal of the Investment Advisory Agreements. In particular, the Board noted the performance of each Fund relative to its Morningstar peer group and benchmark indices over various periods ended August 31, 2023.

With respect to the Internet Fund, the Board considered that the Fund’s performance results were below the median and average of its Morningstar peer group (US Fund Technology Funds Category) for the year-to-date, one-, three-, five-, and ten-year periods ended August 31, 2023. The Board considered that the Internet Fund underperformed its broad-based index and its benchmark index (the S&P 500 Index and the Nasdaq Composite Index, respectively) for the same periods. The Board also noted that the performance of the Internet Fund was generally in line with the S&P 500 Index for the fifteen-year period ended August 31, 2023. The Independent Directors took into consideration the Adviser’s explanation for the recent underperformance of the Internet Fund, including the results of macroeconomic conditions (such as high inflation and rising interest rates) and high market volatility, as well as a decline in smaller capitalization technology stocks.  The Independent Directors also noted the Adviser’s explanation that the Internet Fund generally focused on smaller-capitalization growth companies, which became out of favor in the current market environment, while the largest capitalization companies (as reflected, for example, in the Nasdaq Composite Index) generally outperformed on a relative basis. After further discussions with the Adviser regarding the Fund’s performance and portfolio positioning in the current market environment, the Independent Directors noted that they would continue to monitor future performance.

With respect to the Small Cap Fund, the Board considered that the Fund’s performance results were below the median and average performance of its Morningstar peer group (US Fund Small Growth Fund Category) for the year-to-date, one-, three- and five-year periods ended August 31, 2023. The Board considered that the Small Cap Fund had underperformed its benchmark index (the Russell 2000 Growth Index) for the year-to-date, one-, three-, five-, and ten-year periods. The Independent Directors took into consideration the Adviser’s explanation for the Small Cap Fund’s underperformance, including the results of macroeconomic conditions (such as high inflation and rising interest rates) and high market volatility, as well a decline in smaller capitalization stocks. The Independent Directors also noted the Adviser’s explanation that the Small Cap Fund generally focused on micro- and small-capitalization growth companies, which became out of favor in the current market environment. After further discussions with the Adviser regarding the Fund’s performance and portfolio positioning, the Independent Directors noted that they would continue to monitor future performance.

With respect to the Discovery Fund, the Board considered that the Fund’s performance results were above the median and average performance of its Morningstar peer group (US Fund Small Growth Fund Category) for the five-year

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

period and below the median and average performance for the year-to-date, one-, three-, and ten-year periods ended August 31, 2023. The Board considered that the Discovery Fund had also outperformed the Russell Microcap Growth Index, Russell 2000 Growth Index, and the Morningstar Small Cap Growth Category for the five-year period, and outperformed the Russell Microcap Growth Index for the ten-year and since-inception periods ended August 31, 2023. The Independent Directors took into consideration the Adviser’s explanation for the Discovery Fund’s shorter-term underperformance, including the results of macroeconomic conditions (such as high inflation and rising interest rates) and high market volatility, as well as the performance of micro-capitalization biotechnology companies and the healthcare sector. After further discussions with the Adviser regarding the Fund’s performance and portfolio positioning, the Independent Directors noted that they would continue to monitor future performance.

With respect to the Forward ETF, the Board considered the limited performance history of the Fund and noted that the Fund’s performance results were below the median and average of its Morningstar peer group (US Fund Technology Fund) for the year-to-date and one-year periods. The Board considered that the Forward ETF underperformed its benchmark index (the S&P 500 Index) for the year-to-date and one-year periods. The Independent Directors took into consideration the Adviser’s explanation for the Forward ETF’s performance, including the results of macroeconomic conditions (such as high inflation and rising interest rates) and high market volatility, as well as the performance of the biotechnology and healthcare sectors. After further discussions with the Adviser regarding the Fund’s performance and portfolio positioning, the Independent Directors noted that they would continue to monitor future performance.

The Board reviewed the advisory fees and overall expenses of each Fund and discussed the difference in fees and expenses compared to other funds within each Fund’s Morningstar peer group. The Board discussed the allocation of expenses among the Funds and the manner in which each Fund bears its appropriate share of the expenses, including the unitary fee structure for the Forward ETF, and noting the relatively small size of the Small Cap Fund. The Adviser discussed the Adviser’s ongoing effort to increase economies of scale to reduce Fund expenses, and the plan to continue waiving the right to recoupment to achieve lower expense ratios for the applicable Funds. The Board also noted its intention to continue to maintain the 12b-1 fees payable under the distribution and service plans of the Funds (except for the Forward ETF) at 25 basis points, which went into effect on September 1, 2016 (for Investor Class shares only), and would continue through at least January 5, 2025. The Board considered the Adviser’s efforts to negotiate reductions in Fund service provider fees while maintaining service quality levels.

With respect to the advisory fees and overall expenses of the Internet Fund, the Board considered that the Internet Fund’s advisory fees and net expense ratio (excluding 12b-1 fees) for Investor Class shares were above the median and average of its Morningstar peer group. The Board also considered the Fee Waiver Agreement and reduction in 12b-1 fees payable under the distribution and service plan of the Internet Fund, each to be continued through at least January 5, 2025. The Board discussed the competitiveness of the Fund’s advisory fees and net expense ratio (excluding 12b-1 fees) in light of the size of the Internet Fund and noted that the Internet Fund’s expenses had been subsidized by an advisory fee waiver over various periods. While noting the Internet Fund’s advisory fees and overall expenses compared to the Morningstar peer group, including percentile rankings, the Board was satisfied overall that the Adviser has taken, and is taking, actions in an effort to improve the Internet Fund’s comparative expenses.

With respect to the advisory fees and overall expenses of the Small Cap Fund, the Board considered that the Small Cap Fund’s net expense ratio (excluding 12b-1 fees) for Investor Class shares was above the median and average of its Morningstar peer group, however, the Small Cap Fund’s advisory fees were below the median and average of its Morningstar peer group. The Board also considered the Fee Waiver Agreement and reduction in 12b-1 fees payable

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

under the distribution and service plan of the Fund, each to be continued through at least January 5, 2025. The Board discussed the competitiveness of the Small Cap Fund’s advisory fees and net expense ratio (excluding 12b-1 fees) in light of the size of the Small Cap Fund and noted that the Fund’s expenses were subsidized by an advisory fee waiver (where the Adviser will waive a portion of its advisory fees above certain expense levels) over a period of time during the fiscal year ended August 31, 2023. The Board was satisfied that the Adviser has taken, and is taking, actions in an effort to improve the Small Cap Fund’s comparative expenses.

With respect to the advisory fees and overall expenses of the Discovery Fund, the Board considered that the Discovery Fund’s advisory fees and net expense ratio (excluding 12b-1 fees) for Investor Class shares were above the median and average of its Morningstar peer group. The Board noted that the Fund’s advisory fees were below the average and at the median of a smaller Morningstar peer group of micro-cap only funds. The Board also considered the Fee Waiver Agreement and reduction in 12b-1 fees payable under the distribution and service plan of the Discovery Fund, each to be continued through at least January 5, 2025. The Board discussed the competitiveness of the Discovery Fund’s advisory fees and net expense ratio (excluding 12b-1 fees) in light of the size of the Discovery Fund and noted that the Discovery Fund’s expenses were subsidized by an advisory fee waiver (where the Adviser will waive a portion of its advisory fees above certain expense levels) over a period of time during the fiscal year ended August 31, 2023. The Board was satisfied that the Adviser has taken, and is taking, actions in an effort to improve the Discovery Fund’s comparative expenses.

With respect to the advisory fees and overall expenses of the Forward ETF, the Board considered that the Forward ETF’s unitary fee was generally in line with the median and above the average of its Morningstar peer group. The Board discussed the competitiveness of the Forward ETF’s unitary fee and was satisfied with the ETF’s comparative expenses.

The Board discussed the profitability, projected revenue growth and financial viability of the Adviser (including applicable Fund expenses); other benefits received by the Adviser in connection with the management of the Funds; the extent to which there are economies of scale in the provision of advisory services; and whether the Adviser may realize additional economies of scale in the future. The Independent Directors also considered the entrepreneurial risk undertaken by the Adviser in managing and operating the Company and the Funds, and the Adviser’s commitment to the continued successful operation of the Funds. In considering the various factors, the Board’s fiduciary duties to the Funds’ shareholders, and the body of law governing the approval of investment advisory agreements, the Independent Directors received assistance and advice from independent legal counsel and counsel to the Company.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative, and with each Independent Director not necessarily attributing the same weight to each factor, the Independent Directors concluded that (i) the Adviser demonstrated that it possessed the ability and intention to perform the duties required of it under the Investment Advisory Agreements; (ii) the compensation payable to the Adviser under the Investment Advisory Agreements was fair and reasonable; and (iii) the compensation and other terms of the Investment Advisory Agreements were appropriate and in the best interests of each of the Funds and its shareholders.

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Jacob Funds Inc. (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) on behalf of each of its series (each, a “Fund” and collectively, the “Funds”). The Jacob Forward ETF series is referred to herein as the “Forward ETF” and the other series of the Trust are referred to collectively as the “Mutual Funds.”

The Board of Trustees of the Trust (the “Board”) previously approved the designation of Jacob Asset Management of New York LLC (“JAM”) as the program administrator for the Program. As required by the Liquidity Rule, JAM provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), as applicable, and any material changes to the Program (the “Report”). The Report covered the period from September 1, 2022 through August 31, 2023 (the “Review Period”).

The Report reviewed notable liquidity events and market volatility during the Review period. The Report also discussed the Program’s liquidity classification process, as applicable to the Mutual Funds, which includes input from a third-party liquidity data vendor, and reviewed the process for reporting the Funds’ liquidity classifications on Form N-PORT. In addition, the Report discussed JAM’s annual review of each Fund’s liquidity risk and key conclusions from the review.

The Report noted that each Mutual Fund primarily holds highly liquid investments and, accordingly, no Fund (including the Forward ETF that operates as an in-kind exchange-traded fund under the Liquidity Rule) established or was required to implement an HLIM during the Review Period. The Report also stated that no Fund exceeded the 15% limitation on illiquid investments during the Review Period.

In addition, the Report stated that there were no material changes made to the Program during the Review Period. The Report further stated that JAM concluded the Program operated and was effectively implemented in accordance with the requirements of the Liquidity Rule during the Review Period, and is reasonably designed to assess and manage the Funds’ liquidity risks.

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge by calling toll-free 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

Holdings Disclosure

The Funds’ Semi-Annual and Annual Reports include a complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year.

The Funds file their complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for periods prior to March 31, 2020, on Form N-Q. The Funds’ Form N-Q or Form N-PORT is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

ADDITIONAL TAX INFORMATION (Unaudited)

For the year ended August 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%.  The percentage of dividends declared from net investment income designated as qualified income is as follows:

Internet Fund	0.00%
Small Cap Growth Fund	0.00%
Discovery Fund	0.00%
Forward ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2023 is as follows:

Internet Fund	0.00%
Small Cap Growth Fund	0.00%
Discovery Fund	0.00%
Forward ETF	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) is as follows:

Internet Fund	0.00%
Small Cap Growth Fund	0.00%
Discovery Fund	0.00%
Forward ETF	0.00%

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Service Section 852(b)(3)(C), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2023:

Internet Fund	$0.00
Small Cap Growth Fund	$0.00
Discovery Fund	$0.00
Forward ETF	$0.00

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Directors

The business and affairs of the Funds are managed under the direction of the Corporation’s Board of Directors.  Information pertaining to the Directors of the Corporation is set forth below.  The Statement of Additional Information includes additional information about the Corporation’s Directors and Officers and is available, without charge, upon request by calling toll-free 1-888-JACOB-FX (522-6239).

				Number of
		Term of		Portfolios
	Position(s)	Office &		in Fund	Other
	Held	Length		Complex	Directorships
	within the	of Time	Principal Occupation	Overseen	Held by
Name, Address and Age	Corporation	Served(1)	During Past Five Years	by Director	Director
Independent Directors:

William B. Fell	Director	Since	Chief Financial Officer, Rhoads	4	None
c/o Jacob Asset Management		1999	Industries, Inc., since 2012;
727 2nd St. #106			Accounting and Financial
Hermosa Beach, CA 90254			Consultant, 2010-2012.
Age: 54

Christopher V. Hajinian	Director	Since	Media Production, since 2011;	4	None
c/o Jacob Asset Management		1999	Property Management, since
727 2nd St. #106			2008.
Hermosa Beach, CA 90254
Age: 54

Jeffrey I. Schwarzschild	Director	Since	Chief Counsel, California	4	None
c/o Jacob Asset Management		1999	Conservation Corps, since
727 2nd St. #106			September 2011.
Hermosa Beach, CA 90254
Age: 52

Interested Director:

Ryan I. Jacob(2)	Director,	Since	Chairman and Chief Executive	4	None
c/o Jacob Asset Management	President,	1999	Officer of the Adviser since 1999.
727 2nd St. #106	Chairman of
Hermosa Beach, CA 90254	the Board
Age: 54	and Chief
	Executive
	Officer

(continued on next page)

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

(continued from previous page)

Term of
	Position(s)	Office &
	Held	Length
	within the	of Time	Principal Occupation
Name, Address and Age	Corporation	Served(1)	During Past Five Years
Officers:

Hayden Cook	Chief	Since	Director of Operations for the Adviser since March 2024;
c/o Jacob Asset Management	Compliance	2024	Director of Marketing and Equity Analyst for the
727 2nd St. #106	Officer and		Adviser since 2015.
Hermosa Beach, CA 90254	Anti-Money
Age: 32	Laundering
Compliance
Officer

Francis J. Alexander	Secretary	Since	Member of the Adviser and portfolio manager of the
c/o Jacob Asset Management	and Treasurer	2024	Internet Fund since inception in 1999, Director of the
727 2nd St. #106			Internet Fund, 1999-October 2003; President, Alexander
Hermosa Beach, CA 90254			Capital Management, Inc., March 1985-Present.
Age: 79
__________
(1)	Each Director holds office during the lifetime of the Funds, until his termination, or until the election and qualification of his successor.
(2)	Ryan I. Jacob is deemed to be an “interested person” of the Funds (as defined in the 1940 Act) because of his affiliation with the Adviser.

(This Page Intentionally Left Blank.)

Semi-Annual Report
February 29, 2024

JACOB INTERNET FUND
JACOB SMALL CAP GROWTH FUND
JACOB DISCOVERY FUND
JACOB FORWARD ETF

Jacob Asset Management of New York LLC
1-888-JACOB-FX (522-6239)
www.jacobmutualfunds.com

Investment Adviser
Jacob Asset Management of New York LLC

Administrator and Transfer Agent
and Dividend Agent
U.S. Bancorp Fund Services, LLC

Underwriter and Distributor
Quasar Distributors, LLC

Custodian
U.S. Bank, N.A.

Legal Counsel
Stradley Ronon Stevens & Young, LLP

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.

This report has been prepared for the information of shareholders of the Jacob Internet Fund, the Jacob Small Cap Growth Fund , the Jacob Discovery Fund and the Jacob Forward ETF and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Funds’ objectives, policies, management, records and other information.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Jacob Funds Inc.

By (Signature and Title)      /s/ Ryan Jacob
Ryan Jacob, President/Principal Executive Officer

Date 4/29/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Ryan Jacob
Ryan Jacob, President/Principal Executive Officer

Date 4/29/2024

By (Signature and Title)      /s/ Francis J. Alexander
Francis J. Alexander, Treasurer/Principal Financial Officer

Date 4/29/2024

* Print the name and title of each signing officer under his or her signature.